SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      -----------------------------------
                                  SCHEDULE 14A
                    Information Required in Proxy Statement


                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                      ----------------------------------

Filed by the Registrant                     /X/


Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     ENVIRONMENTAL SERVICES OF AMERICA, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/X/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
       Common Stock, par value $.02 of the Registrant
       Series B Preferred Stock, par value $.01, of the Registrant Series C Preferred Stock, par value $.01, of the Registrant

2) Aggregate number of securities to which transaction applies:
       3,806,722 shares of Common Stock of the Registrant
       10,257.78 shares of Series B Preferred Stock of the Registrant 3,200 shares of Series C Preferred Stock of the Registrant

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       $1.69 per share of Common Stock
       $100.00 per share of Series B Preferred Stock
       $100.00 per share of Series C Preferred Stock
    The per unit price of securities to which the transaction applies is based upon the unit price to be received by holders of such securities if the transaction is consummated.

4) Proposed maximum aggregate value of transaction: $7,779,138

5) Total fee paid: $1,555.83

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:


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                     ENVIRONMENTAL SERVICES OF AMERICA, INC.
                         Corporate Offices, Building #2
                            937 East Hazelwood Avenue
                                Rahway, NJ 07065

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          to be held on March 22, 1996

                                February 13, 1996


A Special Meeting of Shareholders of Environmental Services of America, Inc. (the "Company"), a Delaware corporation, will be held at the offices of the Company, located at 937 East Hazelwood Avenue, Rahway, New Jersey, on Friday, March 22, 1996, at 10:00 a.m. (local time), for the following purposes:

      1. To consider and vote upon a proposal to merge the Company with ENSA Acquisition Corp. ("EAC") pursuant to an Agreement and Plan of Merger, dated January 25, 1996, by and among the Company, ERD Waste Corp. ("ERD") and EAC, a copy of which is attached as Annex A to the Proxy Statement accompanying this Notice of Special Meeting (the "Proxy Statement"), as a result of which each outstanding share of the Company's Common Stock, Series B Preferred Stock and Series C Preferred Stock (other than treasury shares and shares owned by ERD) will be converted into the right to receive $1.69 per share of Common Stock, $100.00 per share of Series B Preferred Stock, and $100.00 per share of Series C Preferred Stock.

      2. To transact any other business that may properly come before the meeting or any adjournment thereof.

Only holders of record of the Company's Common Stock, Series B Preferred Stock and Series C Preferred Stock at the close of business on February 6, 1996, are entitled to notice of, and to vote at, the Special Meeting. As described in the Proxy Statement, the affirmative votes of a majority of all votes entitled to be cast at the Special Meeting are required to approve the Merger under the Delaware General Corporation Law, and approval of the Merger by a majority vote of "disinterested shareholders" of the Company is a condition to closing under the Agreement and Plan of Merger. Thus, each shareholder's vote will be important, and shareholders are urged to vote either in person at the Special Meeting or by Proxy. All shareholders are invited to attend the Special Meeting in person, but whether or not you plan to attend, the Company's Board of Directors requests that you ensure that your vote is counted by completing, signing and returning the enclosed proxy.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /S/ JOSEPH T. JACOBSEN

                                        JOSEPH T. JACOBSEN
                                        Executive Vice President and Secretary

                    ENVIRONMENTAL SERVICES OF AMERICA, INC.
                         Corporate Offices, Building #2
                           937 East Hazelwood Avenue
                                Rahway, NJ 07065


                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                           to be held March 22, 1996


                  A Special Meeting of the shareholders of Environmental Services of America, Inc. (the "Company") will be held at the offices of the Company, located at 937 East Hazelwood Avenue, Rahway, New Jersey, on Friday, March 22, 1996, at 10:00 a.m. (local time) (the "Special Meeting" or "Meeting"). The sole purpose of the Meeting is for shareholders of the Company to consider and vote upon a proposal to merge the Company with ENSA Acquisition Corp. ("EAC"), a wholly-owned subsidiary of ERD Waste Corp., Inc. ("ERD"), pursuant to an Agreement and Plan of Merger dated January 25, 1996, by and among the Company, EAC and ERD (the "Merger Agreement"). If the Company's merger with EAC (the "Merger") is approved by the requisite vote of the Company's shareholders (as described below) and consummated, (a) the Company will become a wholly-owned subsidiary of ERD, (b) shares of the Company's Common Stock (other than treasury shares and any shares owned by ERD) which are outstanding immediately prior to the Merger will be converted into the right to receive $1.69 per share, and (c) shares of the Company's Series B Preferred Stock and Series C Preferred Stock (other than treasury shares and any shares owned by ERD) will be converted into the right to receive $100.00 per share. Treasury shares and shares owned by ERD, if any, will be cancelled. The Company's pre-Merger shareholders will have no equity interest in the Company or in ERD following the Merger.

                  This Proxy Statement, accompanied by copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, is being furnished on or about February 13, 1996, to shareholders of record of the Company as of February 6, 1996 (the "Record Date") in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Special Meeting and at any postponement or adjournment thereof. All expenses incurred in connection with this solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person by directors, officers and employees of the Company, without additional compensation, by telephone, telegram, facsimile or similar method.

                  Holders of record of the Company's Common Stock, Series B Preferred Stock and Series C Preferred Stock as of the Record Date will be entitled to vote at the Meeting in person or by proxy, in the latter case by filing a signed proxy with the Secretary of the Company prior to the Meeting. If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. If an executed proxy does not contain specific voting instructions, the shares will be voted "FOR" approval of the Merger. A properly executed proxy marked "ABSTAIN" will be counted for the purpose of determining whether a quorum is present at the Meeting, but will not be voted. Any proxy

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may be revoked at any time prior to its exercise by so notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                    Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries, to forward proxy materials to beneficial owners of shares owned of record by such persons and firms in order to obtain instructions as to the voting of such shares, and the Company, upon request, will reimburse such persons and firms for reasonable expenses which they incur in forwarding such materials.


                       VOTE REQUIRED TO APPROVE THE MERGER

                  Under the Delaware General Corporation Law (the "DGCL"), an affirmative vote of holders of a majority of the outstanding stock of the Company is required to approve the Merger. For this purpose, the Company's Common Stock, Series B Preferred Stock and Series C Preferred Stock will vote as a single class of stock. In connection with its providing the ERD Bridge Loan to the Company (as described below), ERD received a proxy from certain affiliates of directors of the Company to vote shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock owned by them, representing, in the aggregate, approximately 24% of all votes eligible to be cast at the Special Meeting, for approval of the Merger.

                  In addition to the requirements of the DGCL, closing under the Merger Agreement is conditioned upon approval by a majority vote of "disinterested stockholders" of the Company. For this purpose, the Merger Agreement defines "disinterested shareholders" as all shareholders of the Company other than ERD, the Company's directors in office at the time the Merger Agreement was approved by the Company's Board of Directors, and their respective "affiliates", as that term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended. As of the record date, the Company has determined that, based upon filings with the Securities and Exchange Commission by directors and certain of their affiliates, ___________ shares of the Company's Common Stock, ________ shares of Series B Preferred Stock and no shares of Series C Preferred Stock were owned by "disinterested shareholders".

                  If fewer shares of Common Stock are voted for approval of the Merger than the number required by the DGCL or to satisfy the condition to closing set forth in the Merger Agreement which requires majority approval of the Merger by disinterested shareholders, it is expected that the Meeting will be adjourned for the purpose of allowing additional time for soliciting and obtaining additional proxies or votes. Shares represented by proxies which have been voted against approval of the Merger, however, will not be voted in favor of any postponement or adjournment of the Meeting for the purpose of allowing additional time to solicit votes in favor of the Merger. At any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Meeting, except for any proxies that have been revoked or withdrawn.



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                               THE PROPOSED MERGER

                  If the Merger is approved by the requisite vote of the Company's shareholders and is consummated, (a) the Company will become a wholly-owned subsidiary of ERD, (b) shares of the Company's Common Stock (other than treasury shares and shares owned by ERD) outstanding immediately prior to the Merger will be converted into the right to receive $1.69 per share, (c) shares of the Company's Series B Preferred Stock (other than treasury shares and shares owned by ERD) will be converted into the right to receive $100.00 per share, and (d) shares of the Company's Series C Preferred Stock will be converted into the right to receive $100.00 per share. The Company's pre-Merger shareholders will have no equity interest in the Company or in ERD following the Merger.

                  ERD is a publicly-held corporation, with executive offices located at 356 Veterans Memorial Highway, Commack, NY 11725 (telephone:
516/543-0606), which specializes in the management and disposal of municipal solid waste, industrial and commercial non-hazardous solid waste, and hazardous waste. In its fiscal year ended January 31, 1996, approximately 50% of ERD's revenues were derived from operation of an incineration facility in Long Beach, New York, and the sale of electricity generated at that facility.

Background of the Merger; History of Negotiations

                  For approximately two years prior to the execution of the Merger Agreement, the Company and ERD had limited business contacts as a result of which Jon Colin, President of the Company, and Joseph Wisneski, President of ERD, had met or spoken on a number of occasions to discuss general business matters. In May 1995, following ERD's initial public offering, Messrs. Wisneski and Colin agreed that it could be beneficial to ERD and the Company if a business combination could be effected on mutually acceptable terms. At that time, ERD had substantial cash resources available from its recently completed public offering, and an interest in growth through acquisitions. Management of the Company believed that the strategy of acquiring companies in related environmental businesses was sound if properly managed and adequately financed, and that competitive pressures in the environmental industry would continue to force consolidation among smaller companies in the industry.

                  The Company and ERD exchanged public information and a meeting between Mr. Colin and Robert Rubin, Chairman of ERD, was arranged later in May 1995 to discuss the possibility of a business combination and the potential benefits to ERD and the Company of such a combination. In June 1995, Mr. Colin and Walter Barandiaran, a director of the Company, met with Mr. Rubin and Mr. Wisneski to explore possible frameworks for a business combination. Discussions continued through June, during the course of which ERD expressed interest in a merger in which shareholders of the Company would receive ERD debt and equity securities, and the Company would become a wholly-owned subsidiary of ERD. ERD indicated, however, that it was reluctant to issue a significant amount of new shares of ERD common stock in a merger because of the dilutive effect which this would have on ERD's earnings, and the potential negative impact on the market price for ERD's common stock. Accordingly, ERD proposed limitations on the rights of recipients of shares of ERD common stock issued in any such merger (i.e., the Company's shareholders) to resell such shares, or that a hybrid debt/equity security or combination of securities be used which would provide a deferred payout to the Company's shareholders with limited transferability. Messrs. Colin

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and Barandiaran also were concerned about the possibility that the market price of ERD common stock might erode following a merger due to the substantial increase in the shares available or to become available for sale, and that this risk to the Company's shareholders could be exacerbated if limitations were placed on their ability to sell ERD equity securities received in a merger, as well as the risks to the Company's shareholders in accepting a deferred cash payout in a business combination with ERD.

                  While discussions with ERD were under way, the Company also was discussing other possible business combinations. On June 30, 1995, the Company signed a 30-day "stand still" agreement with another publicly-owned environmental company to consider the possibility of a business combination with that company. ERD was informed about this development and further discussions between the Company and ERD were suspended. At the end of the 30-day stand still period, negotiations between the Company and this other potential acquisition partner were discontinued and, in August 1995, negotiations resumed between Mr. Colin and Mr. Wisneski. ERD requested an opportunity to visit certain of the Company's operating facilities, and the Company arranged for visits by ERD representatives to the Company's transfer, storage and disposal facilities in New York and Indiana.

                  The Company continued to consider other possibilities and, in September 1995, Mr. Barandiaran and Mr. Colin met with another publicly-owned environmental company to discuss a business combination. In connection with those discussions, Mr. Colin, Joseph Jacobsen and Schneur Genack, directors of the Company, met in Chicago with Environmental Venture Fund L.P. ("EVF"), a venture capital partnership which is one of the Company's principal investors, to discuss a possible business combination with this new candidate, since EVF also was a substantial investor in that candidate. After a thorough review of this situation, the Company determined that such a business combination was not feasible since the new candidate required substantial additional financing, EVF was fully invested and not in a position to provide additional financing to either the Company or the new candidate, and, in the opinion of management and EVF, meeting the financial needs of the combined companies would be difficult.

                  On November 1, 1995, Messrs. Jacobsen and Colin met with Messrs. Rubin and Wisneski at the Company's transfer, storage and disposal facility in Indiana. At that time, Messrs. Rubin and Wisneski advised the Company that, in view of the Company's negative position on restricting subsequent resales of ERD common stock issued in any business combination between ERD and the Company, ERD was prepared to make an all cash offer for the Company based upon a valuation of $1.50 per share of the Company's common stock, and a price for the Company's Preferred Stock based upon conversion of the Preferred Stock into Common Stock in accordance with existing conversion ratios which represented a substantial discount from the redemption value of the Preferred Stock. Messrs. Colin and Jacobsen informed Mr. Rubin that, in their opinions, that offer was inadequate, and invited ERD to reconsider its offer.

                  Following their meeting in Indiana, Mr. Colin and Mr. Rubin had a number of telephone negotiations which resulted, on November 8, 1995, in the Company receiving a proposed letter of intent from ERD which established a $1.69 per share valuation for the Company's Common Stock, established a valuation of Preferred Stock based upon the conversion of the Preferred Stock into Common Stock valued at $1.69 per share, set forth proposed terms for a pre-merger acquisition by ERD of the Common Stock and Series B and

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Series C Preferred Stock owned by EVF and Argentum Capital Partners, L.P.
("ACP"), and other terms and conditions of a proposed merger, including terms of the post-merger employment of Mr. Colin by the surviving corporation. The Company's Board of Directors met informally to discuss ERD's November 8, 1995 proposal, and further negotiations, principally between Messrs. Colin and Barandiaran for the Company, and Messrs. Wisneski and Rubin for ERD, took place over the next several days. On November 13, 1995, the Board met formally, with counsel present, to consider a revised proposal from ERD dated November 10, 1995.

                  In the course of its deliberations on November 13, 1995, the Board contacted ERD by telephone to further negotiate and clarify the proposals set forth in ERD's November 10, 1995, proposed letter of intent. As a result of these negotiations, a new letter of intent was developed which the Company received on November 14, 1995. The terms of the November 14, 1995, proposed letter of intent provided that all holders of Preferred Stock other than EVF and ACP would be paid the full redemption price for their shares. EVF and ACP were to receive a lower cash price, based upon a pre-merger conversion of their Preferred Stock into Common Stock valued at $1.69 per share, with the difference between the cash price received by EVF and ACP and the price received by other Preferred Stockholders to be made up through the issuance of ERD common stock purchase warrants to EVF and ACP. The Board reconvened on November 15, 1995, to consider the latest ERD proposal and, following its deliberations, approved execution of the letter of intent dated November 14, 1995.

                  The Company's execution of the November 14, 1995 letter of intent did not create any legally binding obligations to proceed with the proposed Merger, and negotiations between the officers and counsel for the Company and ERD continued on numerous business and legal points in connection with the drafting of a definitive merger agreement, as well as the terms of Mr. Colin's and Mr. Jacobsen's post-Merger employment, the timing and terms of ERD's purchase of Common Stock, Series B Preferred Stock and Series C Preferred Stock owned by EVF and ACP, and terms of an Investment Banking Fee Agreement with The Argentum Group, an affiliate of ACP and Mr. Barandiaran. See "RECOMMENDATION OF BOARD OF DIRECTORS -- Interests of Management and Other Persons in the Merger."

                  In the course of negotiations following execution of the November 14, 1995, letter of intent, the concept of a pre-Merger purchase of EVF and ACP stock was abandoned, and ERD agreed that all Series B and Series C holders would receive a cash price equal to the redemption value of such shares upon consummation of the Merger. In addition, an interim $500,000 financing for the Company from ERD was negotiated, as described below under the caption "ERD Bridge Loan". On January 16, 1996, the Board of Directors of the Company met to consider and act upon drafts of the Merger Agreement and ERD Bridge Loan documentation. At this meeting, at which counsel for the Company was present, the Board discussed the terms of the Merger Agreement and approved, in concept, the terms of the Merger as set forth in the then current draft of the Merger Agreement, subject to the resolution of certain issues relating to the Bridge Loan - principally terms relating to the issuance of "compensation shares" to ERD and the vesting of such shares. The meeting was adjourned, with agreement to reconvene by telephone if a satisfactory resolution of the outstanding Bridge Loan issues was achieved or if the Company was unable to obtain ERD's agreement to a satisfactory resolution of these issues. Following further negotiations between the attorneys for ERD and the Company, the Board met again on January 18, 1996, to consider proposed resolutions of the Bridge Loan issues, and approved the new terms.


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The Board reconvened on January 25, 1996, at which time final forms of the
Merger Agreement and Bridge Loan documentation were reviewed and discussed. Following these deliberations, the Board unanimously approved the Merger Agreement and the Bridge Loan Agreement. Following the meeting of the Board, the Merger Agreement was signed. The Board (with Mr. Barandiaran abstaining) also approved the Investment Banking Fee Agreement between the Company and The Argentum Group.

ERD Bridge Loan

                  In the course of negotiations of the Merger Agreement, the Company requested and ERD agreed to provide a $500,000 loan to the Company (the "ERD Bridge Loan" or "Bridge Loan") simultaneously with execution of the Merger Agreement. The ERD Bridge Loan was funded by ERD on January 26, 1996, pursuant to a Securities Purchase Agreement dated as of that date (the "Bridge Loan Agreement"). The Bridge Loan generally is subordinated in right of payment to the Company's indebtedness to its principal bank lender. Repayment of the Bridge Loan is due on December 31, 1996, together with interest at the prime rate, unless (a) the Company terminates the Merger Agreement before April 10, 1996, for any reason other than a breach of the Merger Agreement by ERD, (b) there is a change of control of the Company, as described in the Bridge Loan Agreement, or (c) the Company commits an event of default under the Bridge Loan Agreement, in any of which cases repayment of the ERD Bridge Loan and interest thereon will become due immediately.

                  If the Merger is not consummated for any reason other than a breach of the Merger Agreement by ERD, and the Bridge Loan is not paid by the Company on or prior to December 31, 1996, ERD will earn, in addition to interest, 250,000 shares of the Company's Common Stock as additional compensation for extending the Bridge Loan. An additional 250,000 shares will be earned on July 1, 1997, if the Bridge Loan is outstanding on that date. All shares which ERD may earn under the Bridge Loan Agreement (the "compensation shares") have been issued, and are being held in escrow by ERD's attorneys pursuant to the terms of an Escrow Agreement and the Bridge Loan Agreement. ERD cannot vote the compensation shares, however, until they are released from escrow.


                      RECOMMENDATION OF BOARD OF DIRECTORS

                  The Company's Board of Directors (the "Board") believes that the Merger is in the best interests of the Company's shareholders, and that the financial terms of the Merger Agreement are fair to shareholders. The Board unanimously has approved, and is recommending that shareholders approve, the Merger Agreement and the Merger. In view of the variety of factors considered in evaluating the Merger, the Board did not quantify or otherwise attempt to assign relative weights to the factors which it considered in reaching its determination. In addition to reviewing and evaluating these factors, which are described below, shareholders should consider the information contained in the Company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q accompanying this Proxy Statement, and any other information which they deem relevant. Shareholders also should be aware that each director of the Company voting to approve the Merger Agreement had interests in the Merger that are different from or in addition to the interests of the holders of Company's Common Stock, as discussed below under the caption "Interests of Management and Other Persons in the Merger".

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Factors Considered by the Board/Reasons for the Merger

                  In reaching its decision to approve the Merger, the Board considered primarily the Company's present financial position, including projected capital needs in 1996; the development of the Company's business and its present competitive position; prospects for further development of the Company's business; the premium represented by the cash price to be paid by ERD ($1.69) over the market price for the Company's Common Stock on November 15, 1995 ($1.375), the day preceding the public announcement of the proposed Merger; the recent price performance of the Company's Common Stock prior to the public announcement of the proposed Merger; and the prospects for appreciation in the value of shareholders' investments if the Company were to remain independent.

                  With respect to the Company's financial position, the Board considered the fact that its credit facility with United Jersey Bank ("UJB") must be renewed or replaced in April 1996. Although management considered the Company's relationship with UJB to be satisfactory, the Board believed that the present status of that relationship, particularly when considered with the knowledge that UJB had expressed concern over the Company's operating loss in the first three quarters of 1995, mandated a cautious view concerning the Company's post-March 1996 banking relationships. The Board was aware that any deterioration of the Company's relationship with UJB, or an inability to renew or replace the Company's existing credit facility with UJB, could materially adversely affect the Company's financial position.

                  Also bearing upon the Company's financial position, and related to its banking relationship, the Board considered the problems posed by the scheduled redemption of the Company's Series B and Series C Preferred Stock in June 1996 at a capital cost to the Company of $1,445,778. UJB had required an extension of the redemption date for the Series B Preferred Stock in connection with the renewal of the UJB credit facility in June 1994, and the Board concluded that, at a minimum, it was likely that any further renewal or extension of UJB's credit facility would be conditioned upon a corresponding extension of the Series B and Series C redemption dates. Representatives of the Company's Series B and Series C Preferred stockholders had advised the Company that these holders would require concessions from the Company in connection with any further extension of the redemption dates for their shares, including a reduction in the conversion price of the Preferred Stock (presently ranging from $1.82 to $2.73) to reflect the current market price of the Company's Common Stock. The Board considered that, based on the market price of the Common Stock prior to the public announcement of the proposed Merger on November 15, 1995, a reduction of the Series B Preferred and Series C Preferred conversion prices to a market level would result in substantial dilution to existing holders of the Company's Common Stock. The Board also considered that the market price of the Company's Common Stock could trend lower based upon operating results in the fourth quarter of 1995 and internal projections of results for the first quarter of 1996, without regard to any adverse economic or financial market trends, and that any further decrease in the market price for the Company's Common Stock could lead to further dilution to holders of Common Stock if an adjustment of the conversion prices for Series B and Series C Preferred Stock were required in connection with a renewal or replacement of UJB's credit facility.



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                  From an operating standpoint, the Board considered reported results for the first nine months of 1995, and preliminary indications of results for the fourth quarter of 1995. The Board considered that management was projecting improvements in results of operations in 1996 over 1995, assuming no material adverse change in general economic conditions, primarily as a result of aggressive cost cutting measures introduced by the Company in the second half of 1995. However, notwithstanding the range of possible results and the difficulty of predicting with any degree of certainty the results that actually would be achieved, the Board concluded that, based upon its assessment of the most likely scenarios of future operating results, it was unlikely that the return to stockholders in the foreseeable future would be as great if the Company were to remain independent than if the Merger were approved and shareholders were able to receive a substantial premium over the current market price in the case of holders of Common Stock, and a price equal to the redemption/liquidation value of the Preferred Stock, and to reinvest cash received in the Merger. In reaching this determination, the Board considered the difficulty which the Company had encountered in maintaining its margins and market position given the price and other competition in the environmental industry.

                  In approving the November 14, 1995, letter of intent with ERD the Board considered that the letter expressly left open the possibility of the Company pursuing competing offers, and that the Company could terminate negotiations with ERD without liability prior to signing definitive agreements. In acting upon the final Merger Agreement in January 1996, the Board considered the lack of success which the Company had had in pursuing other prospective business combinations prior to the public announcement of the terms of the proposed merger with ERD on November 15, 1995, and the absence of any inquiries or overtures from other possible acquirors or merger partners following that announcement.

                  The availability of the ERD Bridge Loan pending consummation of the Merger, and favorable terms for repayment of the Bridge Loan if the Merger were not consummated, also were considered by the Board in the final stages of negotiation of the Merger Agreement, and in its decision to approve the Merger Agreement.

                  Based upon its consideration of the above described and other factors relating to the Company's past performance, financial condition and future prospects, and of the amount and form of consideration to be received by shareholders if the Merger were consummated, the Board determined that the terms of the Merger were fair to the Company's shareholders from a financial point of view, and that consummation of the Merger would be in the best interests of the Company's shareholders.

                  The Board considered and decided against engaging an independent investment banker or consultant to render an opinion on the fairness of the price to be received by the Company's shareholders and other terms of the Merger. In deciding not to obtain an independent opinion, the Board considered the likely cost of a meaningful, well reasoned opinion; the fact that both Messrs. Barandiaran and Genack had investment banking backgrounds and were well informed about the Company's financial condition, business and prospects; that, in the past five years, all members of management had participated in numerous acquisitions by the Company of smaller companies in the environmental industry, and were familiar with the valuations and other terms of such transactions; and that majority approval of the Merger by the Company's "disinterested shareholders", which include a number of institutional investors and other large holders who are well informed of the Company's financial position and operations and about conditions in the environmental industry, would be required in order to consummate the Merger.

Interests of Management and Other Persons in the Merger

                  In considering the recommendation of the Company's Board of Directors that the Merger be approved, shareholders of the Company should be aware that all directors of the Company who voted to approve the Merger and who have recommended its approval by shareholders have interests in the Merger that are different from, or in addition to, the interests of holders of the Company's Common Stock and, with the exception of Schneur Z. Genack, the Company's Series B and Series C Preferred Stock. Because of the presence of these interests, which are described in the following paragraphs, the Merger Agreement includes, as a condition to closing of the Merger, a requirement that the Merger be approved by a majority vote of the Company's "disinterested shareholders".

                  Walter H. Barandiaran, a director of the Company, is the President and principal stockholder of the corporate general partner of ACP, and Mr. Genack is a principal of a firm which is a limited partner of EVF and one of four firms which control the corporate general partner of EVF. Messrs. Barandiaran and Genack originally were elected directors of the Company as representatives of holders of the Company's Series A Preferred Stock, including ACP and EVF. While the Company no longer has any Series A Preferred Stock outstanding, Messrs. Genack and Barandiaran and/or their respective affiliates, including ACP and EVF, are the principal holders of the Company's Series B and Series C Preferred Stock, and a substantial majority of their respective investments in the Company are represented by Series B and Series C Preferred Stock. See "VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES".

                  In addition to his and his affiliates' interests arising through ownership of the Company's Common Stock, Series B and Series C Preferred Stock, Mr. Barandiaran is an officer and a principal shareholder of the general corporate partner of The Argentum Group, an investment banking firm that is a special limited partner of ACP. Pursuant to an Investment Banking Fee Agreement with the Company entered into contemporaneously with the signing of the Merger Agreement, The Argentum Group will receive a $100,000 investment banking fee, payable at and contingent upon closing under the Merger Agreement, for investment banking services rendered to the Company in connection with the Merger.

                  Jon Colin, President, Chief Executive Officer and a director of the Company, will enter into a three year employment agreement with EAC, which will bind the Company effective at the Effective Time, pursuant to which he will receive an annual salary of $225,000 as Executive Vice President of the Company. Mr. Colin's present employment agreement with the Company provides for a current base annual salary of $180,400. Because Mr. Colin will not be the Chief Executive Officer or Chief Operating Officer of the Company following the Merger, he also will receive a $400,000 severance payment from the Company in respect of the termination of his existing employment contract, which will be paid at Closing, notwithstanding that he will be employed after the Merger under a new employment contract as the Company's Executive Vice President.

                  Mr. Colin also will receive incentive stock options to purchase 300,000 shares of ERD common stock at a price equal to the closing price of ERD Common Stock in The NASDAQ Stock Market on the last trading day immediately preceding the Effective Time. Mr. Colin's existing options to purchase 65,000 shares of the Company's Common Stock at a price of $2.00 per share will be cancelled.

                  Joseph T. Jacobsen, presently the Executive Vice President and a director of the Company, will enter into a three year Employment Agreement with EAC, which will bind the Company effective as of the Effective Time pursuant to which he will receive an annual salary of $125,000 as President of the Company's air and consulting group, a position presently held by Mr. Jacobsen. Mr. Jacobsen's base annual salary pursuant to his present Employment Agreement with the Company is $109,710. Mr. Jacobsen also will receive incentive stock options to purchase 50,000 shares of ERD common stock at a price equal to the closing price of ERD common stock in The NASDAQ Stock Market on the last trading day immediately preceding The Effective Time. Mr. Jacobsen's existing options to purchase 50,000 shares of the Company's Common Stock at a price of $2.00 per share will be cancelled.

Certain Federal Income Tax Consequences

                  Holders of the Company's Common Stock and Preferred Stock will recognize capital gain or loss equal to the difference between their tax basis in the capital stock of the Company surrendered in the Merger and the amount of cash received therefor (whether pursuant to the Merger Agreement or to the exercise of appraisal rights under the DGCL). Such capital gain or loss will constitute long term gain or loss in respect of capital stock held for more than one year as of the Effective Time. Gain or loss must be calculated separately for each "block" of the Company's securities (i.e., securities acquired at the same time in a single transaction).


                         SUMMARY OF THE MERGER AGREEMENT


                  The following is a brief summary of the material provisions of the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement and is incorporated hereby by reference. This summary necessarily is incomplete, and is qualified in its entirety by reference to the full and complete text of the Merger Agreement.

The Merger

                  Pursuant to the Merger Agreement and subject to the terms and conditions thereof, the Company will be merged with EAC. As a result of the Merger, the Company will become a wholly-owned subsidiary of ERD, and stockholders of the Company will receive the cash payments described below. The closing of the transactions contemplated by the Merger Agreement is scheduled to take place on the fifth business day following approval of the Merger by the Company's stockholders. At the closing, a certificate of merger will be forwarded to the Secretary of State of the State of Delaware for filing, and the Merger will become effective upon such filing. The time at which the Merger becomes effective is referred to as the "Effective Time".

Conversion of Common Stock

                  Upon consummation of the Merger, each share of the Company's Common Stock, except for treasury shares and shares, if any, held by ERD and shares as to which the holders thereof have demanded appraisal (as described below under the caption "Appraisal Rights"), which is issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $1.69.

HOLDERS OF THE COMPANY'S COMMON STOCK SHOULD NOT SEND ANY CERTIFICATES REPRESENTING COMMON STOCK WITH THE ENCLOSED PROXY CARD. IF THE MERGER IS APPROVED, A LETTER OF TRANSMITTAL WILL BE MAILED WITHIN FIVE DAYS AFTER THE EFFECTIVE TIME TO EACH PERSON WHO WAS A HOLDER OF SUCH SHARES IMMEDIATELY PRIOR TO THE EFFECTIVE TIME. SHAREHOLDERS SHOULD SEND CERTIFICATES REPRESENTING COMMON STOCK TO THE EXCHANGE AGENT IDENTIFIED IN THE LETTER OF TRANSMITTAL ONLY AFTER THEY RECEIVE, AND IN ACCORDANCE WITH, THE INSTRUCTIONS CONTAINED IN THE LETTER OF TRANSMITTAL.

Conversion of Series B and Series C Preferred Stock

                  Pursuant to the Merger Agreement, upon consummation of the Merger, each share of Series B Preferred stock and Series C Preferred Stock issued and outstanding immediately prior to the Effective Time, except for shares, if any, held by ERD or shares as to which the holders thereof have demanded appraisal, will be converted into the right to receive $100.00 in cash.

HOLDERS OF THE COMPANY'S PREFERRED STOCK SHOULD NOT SEND ANY CERTIFICATES REPRESENTING PREFERRED STOCK WITH THE ENCLOSED PROXY CARD. IF THE MERGER IS APPROVED, A LETTER OF TRANSMITTAL WILL BE MAILED WITHIN FIVE DAYS AFTER THE EFFECTIVE TIME TO EACH PERSON WHO WAS A HOLDER OF SUCH SHARES IMMEDIATELY PRIOR TO THE EFFECTIVE TIME. SHAREHOLDERS SHOULD SEND CERTIFICATES REPRESENTING PREFERRED STOCK TO THE EXCHANGE AGENT IDENTIFIED IN THE LETTER OF TRANSMITTAL ONLY AFTER THEY RECEIVE, AND IN ACCORDANCE WITH, THE INSTRUCTIONS CONTAINED IN THE LETTER OF TRANSMITTAL.

Disposition of Stock Options

                  At the Effective Time, options presently held by Messrs. Colin and Jacobsen will be cancelled in connection with their execution of new employment agreements. All other outstanding options to purchase Common Stock of the Company also will be cancelled effectively since the exercise price of all such outstanding options is substantially above the cash amount which holders of Common Stock are entitled to receive in the Merger.

Dividends

                  Regular quarterly dividends on the Company's Series B Preferred Stock have been paid through November 1, 1995, and the Company anticipates paying the quarterly dividend payable to holders of record at February 1, 1996, on or about February 4, 1996. The Company does not anticipate the declaration or payment of dividends other than the regular quarterly payment of dividends on the Company's Series B Preferred Stock prior to the Effective Time.

Certain Representations and Warranties

                  The Merger Agreement contains customary representations and warranties by the Company as to, among other things: (i) due organization and good standing; (ii) corporate authority to enter into the Merger Agreement and related agreements; (iii) authorized capital stock; (iv) ownership of subsidiaries; (v) the lack of certain investments or interest; (vi) the compliance of the Merger with charters, bylaws and the law; (vii) the absence of certain material defaults or violations; (viii) the filing of certain documents with the Securities and Exchange Commission; (ix) the accuracy of financial statements; (x) the absence of certain litigation; (xi) the absence of material changes or events; (xii) tax and environmental matters; (xiii) the absence of material liabilities related to employee benefit plans; and (xiv) the absence of material labor disputes.

                  Because ENSA's shareholders will not have an equity interest in EAC, ERD or the Company following the Merger, the representations and warranties of EAC and ERD generally are limited to (i) their due organization;
(ii) their authority to consummate the Merger, and (iii) their legal ability to do so.

Certain Covenants

                  Conduct of Business Pending the Reorganization. Pursuant to the Merger Agreement, the Company has made various customary covenants relating to the Merger, including, among other things, agreement: (i) to preserve intact its business organization, relationships and goodwill and to keep available the services of its officers and employees; (ii) not to materially amend its certificate of incorporation or bylaws; (iii) not to grant, confer or award any bonuses or other forms of cash incentives to any officer, director or key employee except consistent with past practice; (iv) not to increase any compensation under any employment agreement with any of its present or future officers, directors or employees, except for normal increases consistent with past practice; (v) not to issue capital stock (except pursuant to the exercise of contractual rights existing prior to the execution of the Merger Agreement), grant, confer or award any option, warrant, conversion right or other right not existing on the date of the Merger Agreement, to acquire any shares of its capital stock, effect a stock split or change its current capitalization; (vi) not to declare any dividends, other than regular dividends on Series B Preferred Stock, or make any distributions with respect to its capital stock of redeem any of its capital stock or stock of its subsidiaries; (vii) not to incur capital costs outside the ordinary course of business in excess of stated amounts;
(viii) not to incur material indebtedness for borrowed money, other than in the ordinary course of business, or in excess of stated amounts; and (ix) not to mortgage or encumber any properties or assets except pursuant to existing credit arrangements.

                  Meeting of Stockholders. Pursuant to the Merger Agreement, the Company has agreed to take all necessary action, in accordance with applicable law and its certificate of incorporation and bylaws, to promptly convene the Special Meeting. The Board has agreed to recommend such approval and to take all lawful action to solicit such approvals. However, the Board, in the exercise of its good faith judgment and based on the advice of outside counsel as to its fiduciary duties to its stockholders imposed by law may change its recommendation or withdraw its solicitation.

                  Other Actions. Pursuant to the Merger Agreement, both ERD and the Company have agreed to use their reasonable efforts to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary, proper or appropriate to consummate the transactions contemplated by the Merger Agreement.

Conditions to the Merger

                  The obligations of the Company, ERD and EAC to consummate the Merger are conditioned on the fulfillment of the following conditions: (i) approval, in the manner required by law, of the Company's stockholders, and by a majority vote of "disinterested shareholders", of the Merger Agreement and all transactions contemplated thereby; (ii) the absence of any proceeding, order, etc. of any governmental commission, board or other regulatory body to enjoin or threaten the effectiveness of the Merger; (iii) neither the Company, ERD or EAC shall be subject to any order or injunction of a court of competent jurisdiction which prohibits the consummation of the transaction contemplated in the Merger Agreement; (iv) the performance by the Company, in all material respects, of its obligations required to be performed on or prior to the Closing Date and contained in the Merger Agreement including payment of a $100,000 fee to The Argentum Group pursuant to an Investment Banking Fee Agreement, and $400,000 to Mr. Colin pursuant to his existing employment agreement; (v) the representations and warranties made by all parties to the Merger Agreement in such agreement shall be true as of the Closing Date (except for changes specifically permitted by the Merger Agreement); (vi) the receipt by ERD of an opinion from the Company's counsel and by the Company of an opinion from ERD's counsel as to certain matters; and (vii) no material adverse changes in the business, financial condition or operations of the Company shall have occurred.

                  The Company is not aware of any governmental approvals or consents required to consummate the Merger. UJB's approval of the Merger will be required.

Termination of the Merger Agreement

                  The Merger Agreement is subject to termination by ERD at any time on or prior to March 10, 1996 (45 days after execution of the Merger Agreement) if its continuing due diligence investigation of the Company reveals any fact or condition which, in ERD's good faith business judgment, reflects in a material adverse way on the Company's business or finances. While this term of the Merger Agreement gives ERD a way to avoid the Merger that is not available to the Company, the Company believes that ERD's willingness to fund the ERD Bridge Loan satisfactorily establishes ERD's present intention to complete the Merger, and that the alternative to such a provision in the Merger Agreement would have been a delay of an equivalent period of time prior to signing the Merger Agreement to enable ERD's representatives to complete all aspects of their due diligence.

                  The Merger Agreement also is subject to termination at the option of either ERD or the Company (a) if the Merger is not consummated on or before April 10, 1996, or (b) ERD or EAC (in case the Company) or the Company (in case EAC or ERD) commits a material breach of the Merger Agreement, or (c) with the mutual consent of ERD and the Company.

Termination Fee

                  In the event that the Company receives a proposal for a merger, consolidation, acquisition of stock or other business combination from any person other than ERD prior to termination of the Merger Agreement and that transaction is consummated and results in the receipt by the Company or its shareholders of consideration which is greater than that proposed to be paid by ERD under the Merger Agreement, the Company will be required to pay ERD a fee of $100,000. Neither party is precluded from seeking damages for breach of the Merger Agreement or, in the event of such breach, from pursuing any remedy at law or in equity.


                                APPRAISAL RIGHTS

                  If the Merger is consummated, record holders of the Company's Common Stock, Series B Preferred Stock and Series C Preferred Stock who wish to do so and who comply with Section 262 of the DGCL will be entitled to appraisal rights under the DGCL. A description of the procedural requirements of Section 262 of the DGCL which is set forth below, and the full text of Section 262 is attached to this Proxy Statement as Annex B and incorporated herein by reference.

                  THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE DGCL AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262 OF DGCL WHICH IS REPRINTED IN ITS ENTIRETY AS ANNEX B TO THIS PROXY STATEMENT. ALL REFERENCES IN THIS SUMMARY TO A "SHAREHOLDER" ARE TO THE RECORD HOLDER OF SHARES OF THE COMPANY'S COMMON STOCK, SERIES B PREFERRED STOCK AND/OR SERIES C PREFERRED STOCK AS TO WHICH APPRAISAL RIGHTS ARE ASSERTED, AND REFERENCES TO SHARES ARE TO SHARES OF SUCH SECURITIES OWNED OF RECORD BY SUCH SHAREHOLDER.

                  Under the DGCL, shareholders who follow the procedures set forth in Section 262 will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment of the "fair value" of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, as determined by such court.

                  Under Section 262, a corporation, not less than 20 days prior to the meeting at which a proposed merger is to be voted on, must notify each of its shareholders entitled to appraisal rights as of the record date of the meeting that such appraisal rights are available and include in such notice a copy of Section 262. This Proxy Statement constitutes such notice, and a copy of
Section 262 is attached hereto as Annex B. Any shareholder who wishes to exercise appraisal rights or to preserve his right to do so should review the following discussion and Annex B carefully because failure to comply timely and properly with the procedures specified will result in the loss of appraisal rights under the DGCL.

                  To exercise his appraisal rights, a shareholder must deliver to the Company, as the surviving corporation in the Merger, prior to the taking of the vote on the Merger, a written demand for appraisal of his shares. All written demands for appraisal should be sent or delivered to the Company, Corporate Offices Building #2, 937 East Hazelwood Avenue,

Rahway, NJ 07065, Attention: Kathleen P. LeFevre, CFO. In addition, a shareholder wishing to exercise appraisal rights must hold of record such shares on the date the written demand for appraisal is made, must continuously hold such shares until the Effective Time of the Merger, and must not vote such shares in favor of the Merger.

                  Only a record holder of shares is entitled to assert appraisal rights with respect to such shares. A demand for appraisal must be executed by or on behalf of the holder of record, fully and correctly, as his name appears on his share certificates. If the shares are owned of record in a fiduciary capacity, such as by a trustee, execution of the demand should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is acting as agent for such owner or owners. A record holder, such as a broker, who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising such rights with respect to shares held for other beneficial owners; in such case, the written demand should set forth the number of shares as to which appraisal is sought. Where no number of shares is stated, the demand will be presumed to cover all shares held in the name of the record owner. Shareholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

                  Within 120 days after the Effective Time, but not thereafter, the Company or any shareholder who has properly and timely filed a written demand for appraisal may file a petition in the Delaware Court of Chancery demanding a determination of the "fair value" of the shares held by any such shareholders. The Company is under no obligation to and has no present intention to file a petition with respect to the appraisal of shares, and it is the obligation of shareholders to initiate all necessary action to perfect their appraisal rights within the time prescribed in Section 262.

                  Within 120 days after the Effective Time, any holders of shares who have complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Company a statement setting forth the aggregate number of shares with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement must be mailed to such holders within ten days after a written request therefor has been received by the Company or within ten days after the expiration of the period for delivery of demands for appraisal by holders of shares described above, whichever is later.

                  If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware Court of Chancery will determine the shareholders entitled to appraisal rights and will appraise the "fair value" of their shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the "fair value." Shareholders considering seeking appraisal should be aware that the "fair value" of their shares as determined under Section

262 could be more than, the same as or less than the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.

                  The costs of an appraisal action may be determined by the court and taxed upon the parties as the court deems equitable. The court may also order that all or a portion of the expenses incurred by any shareholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares entitled to appraisal.

                  Any holder of shares who has duly demanded an appraisal in compliance with Section 262 will not, after the Effective Time, be entitled to vote the shares subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those shares (except dividends or other distributions payable to holders of record of shares as of a date on or prior to the Effective Time).

                  If any shareholder who has demanded appraisal under Section 262 fails to perfect, or effectively withdraws or loses, his right to appraisal, as provided in the DGCL, the shares of such shareholder will be converted into the right to receive a cash payment in accordance with the Merger Agreement. A shareholder will fail to perfect, or effectively lose or withdraw, his right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time, or if the shareholder delivers to the Company a written withdrawal of his demand for appraisal and acceptance of the Merger, except that any such attempt to withdraw made more than 60 days after the Effective Time will require the written approval of the Company.


                         VOTING SECURITIES AND PRINCIPAL
                          HOLDERS OF VOTING SECURITIES


Outstanding Shares and Voting Rights

                  As of the close of business on the Record Date for the determination of stockholders entitled to notice of and to vote at the Meeting, the Company had outstanding 3,806,722 shares of Common Stock, $.02 par value ("Common Stock"), 10,257.78 shares of Series B Preferred Stock, $.01 par value ("Series B Preferred") and 3,200 shares of Series C Preferred Stock, $.01 par value ("Series C Preferred"). The Common Stock, Series B Preferred and Series C Preferred are sometimes collectively referred to in this Proxy Statement as the Company's "Voting Securities". The presence, in person or by proxy, of holders of Voting Securities entitled to cast a majority of the votes to be cast at the Meeting shall constitute a quorum as to each such matter.

                  On all matters which may be voted upon at the Meeting and any adjournment or postponement thereof, each record holder of Common Stock will be entitled to one vote per share. Record holders of 544.45 shares of Series B Preferred will be entitled to 33 1/3 votes per share and record holders of 9,713.33 shares of Series B Preferred will be entitled to 41 2/3 votes per share. Each record holder of Series C Preferred will be entitled to 55 votes per share. The votes of all Voting Securities will be counted as though all Voting Securities constituted a single class of stock.

Security Ownership of Management and Other Principal Shareholders

                  The following table sets forth information as of February 6, 1996, with respect to the beneficial ownership of the Company's securities by officers and directors of the Company, individually and as a group, and all holders of more than 5% of the shares of any class of the Company's Voting Securities. Calculations are based on 3,806,722 shares of Common Stock outstanding. Unless otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the beneficial owners indicated.


                                         Amount Beneficially Owned                           Percentage of Class
                                    --------------------------------------             -------------------------------
Name and Address                     Series        Series          Common              Series       Series      Common
of Beneficial Owner                 B Pfd(1)      C Pfd (2)       Stock (3)            B Pfd        C Pfd       Stock(3)
-----------------------------------------------------------------------------------------------------------------------
Environmental                       5,222.22         1,000           760,119 (4)          50.9%        31.3%       18.5%
Venture Fund, L.P.
c/o First Analysis
 Corporation
233 S. Wacker Drive
Chicago, IL  60606

Argentum Capital                       2,700         2,200           334,750 (5)          26.3%        68.7%        8.3%
Partners, L.P.
The Chrysler Bldg.
405 Lexington Ave.
New York, NY  10174

Meryl R. Jackson                          -0-         -0-           200,830 (6)            -0-          -0-         5.3%
1409 E. Lake Shore Dr.
Carriere, MS  39426

Eric Aynsley                              -0-         -0-           213,832 (7)            -0-          -0-         5.6%
R.D. 1, Box 195 Z
Glenmoore, PA  19343

Kennedy Capital                           -0-         -0-           270,600                -0-          -0-         7.1%
Management, Inc.
425 N. New Ballas Road
St. Louis, MO  63141


Officers & Directors
--------------------

Jon Colin                                 -0-         -0-           341,860 (8)            -0-          -0-         8.8%
119 Paris Street
Newark, NJ 07105

Joseph T. Jacobsen                        -0-         -0-           172,064 (9)            -0-          -0-         4.5%
212 N. Main Street
Doylestown, PA 18901

Walter H. Barandiaran                    277.78       -0-            56,642 (10)          2.7%          -0-         1.5%
The Chrysler Bldg.
405 Lexington Ave.
New York, NY 10174


Schneur Z. Genack                         -0-         -0-             3,750 (11)           -0-          -0-         0.1%
18 East 48th Street
Suite 1800
New York, NY  10017

Kathleen P. LeFevre                       -0-         -0-            15,807 (12)           -0-          -0-         0.4%
119 Paris Street
Newark, NJ  07105

Officers and                             277.78       -0-           590,123               2.7%          -0-        15.0%
Directors as a
Group (5 Persons)

                                                            18

------------------------

(1) Of the 10,257.78 shares of Series B Preferred outstanding, 544.45 shares are convertible into Common Stock on the basis of 36.67 shares of Common Stock per share of Series B Preferred, and 9,713.33 shares of Series B Preferred (94.7% of the total outstanding) are convertible into Common Stock on the basis of 45.83 shares of Common Stock per share of Series B Preferred. The differences in conversion ratios of Series B Preferred result from adjustments made in connection with a solicitation by the Company in June 1990 of early exercise of outstanding Common Stock Purchase Warrants.

(2) Holders of outstanding Series C Preferred are entitled to 55 votes per share on all matters. Shares of Series C Preferred are convertible at any time into 55 shares of Common Stock.

(3) In computing the number of shares and the percentage of outstanding Common Stock "beneficially owned" by a person who owns shares of Series B Preferred, Series C Preferred or currently exercisable options or warrants, the shares issuable upon exercise of such rights to acquire Common Stock owned by such person, but no other persons, are deemed to be outstanding. Does not include 28,600 shares owned of record by the Environmental Services of America, Inc. Salary Savings Plan (the "401(K) Plan"), except to the extent that ownership has been allocated to a participant's individual account as disclosed below.

(4) Includes 239,351 shares issuable upon conversion of Series B Preferred and 55,000 shares issuable upon conversion of Series C Preferred. EVF is a venture capital partnership whose sole general partner is a partnership controlled by First Analysis Corporation, Felsen & Genack Associates, William D. Ruckelshaus Associates and Robertson, Stephens & Company. Schneur Z. Genack, a director of the Company, is a principal of Felsen & Genack Associates and also holds a limited partnership interest in EVF. See footnote (11) below.

(5) Includes 123,750 shares issuable upon conversion of Series B Preferred and 121,000 shares issuable upon conversion of Series C Preferred. ACP is a small business investment company.

        Its general partner is BR Associates, Inc., a corporation of which Walter Barandiaran, a director of the Company, is president and a principal stockholder. In addition, The Argentum Group ("Argentum Group") is a special limited partner of ACP, and Mr. Barandiaran may be deemed an indirect general partner of Argentum Group. Argentum Group and Mr. Barandiaran disclaim beneficial ownership of shares of the Company owned by ACP except to the extent of their proportionate interest in such partnership.

(6) Includes 830 shares of Common Stock owned by the 401(K) Plan and allocated to Mr. Jackson's account.

(7) Includes 832 shares of Common Stock owned by the 401(K) Plan and allocated to Mr. Aynsley's account.

(8) Includes (i) 115,600 shares of Common Stock, (ii) 1,260 shares of Common Stock owned by the ENSA 401(K) Plan, of which Mr. Colin is a Trustee, and allocated to Mr. Colin's account, (iii) 160,000 shares of common stock owned by Mr. Colin's four sons (40,000 shares each), and
        (iv) a presently-exercisable option issued pursuant to the Company's 1990 Performance Incentive Stock Option Plan (the "1990 Plan") to acquire an additional 65,000 shares of Common Stock exercisable at a price of $2.00 per share. Does not include shares in the name of the ENSA 401(K) Plan which Mr. Colin, as a Trustee, may have the right to vote under certain circumstances, but which are allocated to accounts of other beneficiaries.

(9) Includes (i) 121,000 shares of Common Stock (ii) 1,034 shares of Common Stock owned by the ENSA 401(K) Plan, of which Mr. Jacobsen is a Trustee, and allocated to Mr. Jacobsen's account and (iii) a presently-exercisable option issued pursuant to the Company's 1990 Plan to acquire an additional 50,000 shares of Common Stock exercisable at a price of $2.00 per share. Does not include shares in the name of the ENSA 401(K) Plan which Mr. Jacobsen, as a Trustee, may have the right to vote under certain circumstances, but which are allocated to accounts of other beneficiaries.

(10) Includes (i) 5,000 shares held in Mr. Barandiaran's individual retirement account, (ii) 5,000 shares held in the individual retirement account of Mr. Barandiaran's wife and (iii) 10,184 shares issuable upon conversion of Series B Preferred. Does not include (i) 90,000 shares of Common Stock, (ii) 123,750 shares of Common Stock issuable upon conversion of Series B Preferred or (iii) 121,000 shares of Common Stock issuable upon conversion of Series C Preferred owned by Argentum Capital Partners. See footnote (5) above. Mr. Barandiaran disclaims beneficial ownership of the shares owned by ACP or Argentum Group, except to the extent of his proportionate interest in those entities.


(11) Includes 2,100 shares of Common Stock owned of record by Mr. Genack's wife. Does not include the following shares owned by the EVF (see footnote (4) above): (i) 465,768 shares of Common Stock, (ii) 239,351 shares issuable upon conversion of Series B Preferred and (iii) 55,000 shares issuable upon conversion of Series C Preferred. Mr. Genack disclaims beneficial ownership of the shares owned by the EVF except to the extent of his proportionate interest therein.

(12) Includes (i) 5,200 shares of Common Stock owned jointly by Ms. LeFevre with her husband, (ii) 607 shares of Common Stock owned by the 401(K) Plan and allocated to Ms. LeFevre's account and (iii) a presently-exercisable option issued pursuant to the Company's 1990 Plan to acquire an additional 10,000 shares of Common Stock, exercisable at a price of $3.00 per share.


                       SELECTED HISTORICAL FINANCIAL DATA

         The following selected income statement data for the years 1994, 1993 and 1992 and balance sheet data for 1994 and 1993 have been derived from the Company's audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994, a copy of which is being furnished to shareholders with this Proxy Statement and which is incorporated herein by reference. The selected income statement data for the years 1991 and 1990 and balance sheet data for 1992, 1991 and 1990 have been derived from the Company's audited consolidated financial statements previously filed with the Securities and Exchange Commission, but which are not incorporated herein by reference. The following selected income statement and balance sheet data at and for the three month and nine month periods ended September 30, 1995 and September 30, 1994 have been derived from the Company's unaudited consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, a copy of which is being furnished to shareholders with this Proxy Statement and which is incorporated herein by reference. The selected historical consolidated financial data shown below should be read in conjunction with the consolidated financial statements, the related notes and the audit report included in the documents incorporated herein by reference.

                     SELECTED HISTORICAL FINANCIAL DATA (1)
                  (Amounts in thousands except per share data)

STATEMENT OF
OPERATIONS DATA

                                                                                      Three Months Ended         Nine Months Ended
                                                                                         September 30,             September 30,
                                                                                       ------------------        -----------------
                                                Years Ended                               (unaudited)               (unaudited)
                           -------------------------------------------------------
                           1994      1993         1992        1991       1990          1995          1994        1995         1994
                          ------     ----         ----        ----       ----          ----          ----        ----         ----
Operating Revenue        $32,784   $23,766      $22,951     $21,229     $16,906      $10,056        $8,978      $27,922     $22,608
Gross Margin              11,944     9,187        8,944       8,250       6,010        3,786         3,452        9,952       8,347
Gross Margin
   Percentage               36.4%     38.7%        38.9%       38.9%       35.5%        37.6%         38.4%        35.6%       36.9%
Operating Cash Flow
   ("EBIDA")               2,132     1,072        1,652       2,273       2,395        1,028           713        1,344       1,482
Net Income (Loss)            293        32          390       1,160       1,270         (215)          125         (635)        172
Net Income (Loss)
Per Common Share             .07       .01          .10         .29         .37(2)     (0.05)         0.03        (0.14)       0.04
Weighted Avg No.
   of Common Shares
   Outstanding             4,312     3,964        4,048       4,018       3,402        4,426         4,182        4,426       4,091
Cash Dividends
   per Common Share          -0-       -0-          -0-         -0-         -0-


BALANCE SHEET DATA

                                                    December 31,                                September 30,
                              ------------------------------------------------------         ------------------
                                                                                                 (unaudited)
                               1994       1993         1992         1991        1990         1995          1994
                              ------      ----         ----         ----        ----         ----          ----
Working Capital              $  1,474   $ 2,288      $ 3,278      $ 3,641     $2,463       $ 1,098       $ 1,963
Total Assets                   22,313    15,050       11,813       10,232      8,374        21,298        21,396
Total Liabilities              13,799     7,779        4,387        3,338      3,061        13,419        13,063
Shareholders' Equity            8,514     7,271        7,426        6,894      5,313         7,879         8,334
Net Book Value
 per Common Share(3)         $   1.97   $  1.83      $  1.83      $  1.72     $ 1.56       $  1.78       $  2.04


See footnotes on the following page.

Footnotes to Selected Historical Financial Data


(1) The consolidated financial information in the preceding table includes the following acquisitions:

         August, 1994      Earth Science Technologies, Inc., a midwestern
                           consulting and remediation business.

         April, 1994       Two treatment, storage and disposal facilities in
                           Indiana and Missouri.

         March, 1992       Tri-S, Incorporated, an environmental
                           remediation and consulting service provider with locations in New England.

         June, 1991        The Almega Corporation, an air quality monitoring,
                           testing and consulting business with offices in Pennsylvania, Illinois and California.

         March, 1991       Scott Environmental Technology, an air quality
                           monitoring, testing and consulting business located in Pennsylvania.

         The Almega Corporation acquisition was accounted for as a pooling of interests, and financial results of the Company prior to the acquisition have been restated to include the operating results of The Almega Corporation. All of the other acquisitions were accounted for as purchases, with net assets of the acquired entities recorded at fair market value as of the date of the acquisition, and results of operations of the acquired entities reflected in the Company's results of operations following the acquisitions.

(2) Adjusted to give effect to the Company's one for two reverse stock split, which became effective on November 29, 1990.

(3) Calculated as shareholders' equity divided by the weighted average number of shares and equivalent shares of Common Stock then outstanding, including shares of Common Stock issuable upon conversion of outstanding shares of Series B and Series C Preferred Stock.

                             ADDITIONAL INFORMATION


         The firm of Cooper, Selvin & Strassberg, Great Neck, New York, independent public accountants, have audited the Company's financial statements for the fiscal year ending December 31, 1994. The Company expects a representative of that firm to be present at the Special Meeting. The Company's Chief Executive Officer and Chief Financial Officer also will be available at the Meeting to respond to appropriate questions from shareholders concerning the Company's financial statements and other information contained in this Proxy Statement.

                  Management does not expect any matter, other than the Merger, to come before the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote, or otherwise act, in accordance with their judgment on such matters.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

                  A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and Quarterly Report on Form 10-Q for the three month and nine month periods ended September 30, 1995, accompany this Proxy Statement and are incorporated by reference herein. In addition, the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995, and June 30, 1995 are incorporated by reference herein. Additional copies of these reports may be obtained upon written or oral request from the Company, Corporate Offices, Building #2, 937 East Hazelwood Avenue, Rahway, NJ 07065, Attention:
Edward Thomas, Telephone (908) 381-9229. To ensure timely delivery of these documents, any request should be made prior to March 15, 1996.

                  In addition, all documents filed by the Company pursuant to
Section 13(a) or 15(d) of the Exchange Act after the date hereof and prior to the Special Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the respective dates of the filing of such documents.

                  Any statements contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.


Dated:  February 13, 1996

                          AGREEMENT AND PLAN OF MERGER
                                      AMONG
                                 ERD WASTE CORP.


                             ENSA ACQUISITION CORP.

                                       AND

                     ENVIRONMENTAL SERVICES OF AMERICA, INC.

                             Dated January 25, 1996

                                TABLE OF CONTENTS

                                                                                                               Page
DEFINITIONS.....................................................................................................  1

ARTICLE I     THE MERGER........................................................................................  5

         SECTION 1.1                The Merger..................................................................  5
         SECTION 1.2                Capital Stock of EAC........................................................  6
         SECTION 1.3                Capital Stock of ENSA.......................................................  6
         SECTION 1.4                Stock Transfer Books........................................................  7

ARTICLE II    COMMON STOCK CONVERSION AMOUNT; SERIES B
              CONVERSION AMOUNT; CLOSING........................................................................  7

         SECTION 2.1                Payment of Common Stock Conversion Amount...................................  7
         SECTION 2.2                Preferred Stock Conversion Amount...........................................  7
         SECTION 2.3                No Further Ownership Rights in ENSA Capital
                                    Stock.......................................................................  8
         SECTION 2.4                Closing.....................................................................  8
         SECTION 2.5                Actions to be Taken at the Closing..........................................  8

ARTICLE III     REPRESENTATIONS AND WARRANTIES OF ENSA..........................................................  9

         SECTION 3.1                Corporate Organization......................................................  9
         SECTION 3.2                Authority...................................................................  9
         SECTION 3.3                Subsidiaries and Equity Investments......................................... 10
         SECTION 3.4                Capitalization.............................................................. 10
         SECTION 3.5                No Violation; Consents and Approvals........................................ 11
         SECTION 3.6                SEC Reports and Financial Statements of ENSA................................ 12
         SECTION 3.7                Absence of Undisclosed Liabilities.......................................... 12
         SECTION 3.8                Accounts Receivable......................................................... 13
         SECTION 3.9                Title to Property........................................................... 13
         SECTION 3.10               Intellectual Property....................................................... 14
         SECTION 3.11               Tax Matters................................................................. 15
         SECTION 3.12               Employee Matters............................................................ 16
         SECTION 3.13               No Material Change.......................................................... 17
         SECTION 3.14               Absence of Change or Event.................................................. 17
         SECTION 3.15               Litigation.................................................................. 19
         SECTION 3.16               Compliance With Law and Other Instruments................................... 20
         SECTION 3.17               Insurance................................................................... 24
         SECTION 3.18               Affiliate Interests......................................................... 24
         SECTION 3.19               Customers and Suppliers..................................................... 25
         SECTION 3.20               Absence of Questionable Payments............................................ 25
         SECTION 3.21               Information Supplied........................................................ 26
         SECTION 3.22               Section 203 of the DGCL Not Applicable...................................... 26
         SECTION 3.23               Disclosure.................................................................. 26

ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF ERD AND EAC................................................. 26

         SECTION 4.1                Organization................................................................ 26
         SECTION 4.2                Corporate Authority......................................................... 27

                                       -i-






         SECTION 4.3                No Violation; Consents and Approvals........................................ 27
         SECTION 4.4                Litigation.................................................................. 27
         SECTION 4.5                Disclosure.................................................................. 27

ARTICLE V          COVENANTS OF ENSA............................................................................ 28

         SECTION 5.1                Regular Course of Business.................................................. 28
         SECTION 5.2                Restricted Activities and Transactions...................................... 28
         SECTION 5.3                Preparation of the Proxy Statement.......................................... 30
         SECTION 5.4                Stockholders' Meeting....................................................... 30
         SECTION 5.5                Access to Information....................................................... 30
         SECTION 5.6                Additional Agreements; Best Efforts......................................... 30
         SECTION 5.7                No Solicitation............................................................. 30
         SECTION 5.8                Advice of Changes; SEC Filings.............................................. 31
         SECTION 5.9                Actions at Request of ERD................................................... 31
         SECTION 5.10               Actions at Closing.......................................................... 32

ARTICLE VI        COVENANTS OF EAC AND ERD...................................................................... 32

         SECTION 6.1                Amendment of ERD Stock Option Plan.......................................... 32
         SECTION 6.2                Registration of Employee Stock Options on
                                    Form S-8.................................................................... 32
         SECTION 6.3                Best Efforts to Obtain Financing............................................ 32
         SECTION 6.4                Confidential Information.................................................... 32
         SECTION 6.5                Actions at Closing.......................................................... 32

ARTICLE VII        MUTUAL COVENANTS............................................................................. 33

         SECTION 7.1                Expenses.................................................................... 33
         SECTION 7.2                Public Announcements........................................................ 33
         SECTION 7.3                Further Assurances.......................................................... 33
         SECTION 7.4                Preparation of Required Filings............................................. 33
         SECTION 7.5                Representations to Remain Accurate.......................................... 33

ARTICLE VIII       CONDITIONS TO OBLIGATIONS OF ERD AND EAC..................................................... 34

         SECTION 8.1                Representations and Warranties.............................................. 34
         SECTION 8.2                Performance of Covenants.................................................... 34
         SECTION 8.3                Update Certificate.......................................................... 34
         SECTION 8.4                No Governmental or Other Proceeding or
                                      Litigation................................................................ 34
         SECTION 8.5                Approval of Stockholders of ENSA............................................ 34
         SECTION 8.6                Opinion of Counsel.......................................................... 35
         SECTION 8.7                Employment Agreements....................................................... 36
         SECTION 8.8                Investigation............................................................... 36
         SECTION 8.9                No Material Adverse Change.................................................. 36

ARTICLE IX         CONDITIONS TO THE OBLIGATIONS OF ENSA........................................................ 36

         SECTION 9.1                Representations and Warranties.............................................. 36
         SECTION 9.2                Performance of Covenants.................................................... 36
         SECTION 9.3                Update Certificate.......................................................... 37

                                      -ii-





         SECTION 9.4                No Governmental or Other Proceeding or Litigation........................... 37
         SECTION 9.5                Opinion of Counsel.......................................................... 37
         SECTION 9.6                Approvals of Stockholders of ENSA........................................... 38
         SECTION 9.7                Payment of Investment Banking Fee........................................... 38

ARTICLE X          TERMINATION.................................................................................. 38

         SECTION 10.1               Termination................................................................. 38
         SECTION 10.2               Certain Liabilities......................................................... 39

ARTICLE XI         POST CLOSING COVENANTS....................................................................... 40

         SECTION  11.1              Deposit of Funds with Exchange Agent........................................ 40
         SECTION  11.2              Mailing of Conversion Payments.............................................. 40

ARTICLE XII        SURVIVAL OF REPRESENTATIONS AND WARRANTIES................................................... 40

         SECTION 12.1               Survival of Representations and Warranties.................................. 40

ARTICLE XIII       MISCELLANEOUS PROVISIONS..................................................................... 40

         SECTION 13.1               Entire Agreement............................................................ 40
         SECTION 13.2               Notices..................................................................... 41
         SECTION 13.3               Amendment................................................................... 41
         SECTION 13.4               Nonwaiver................................................................... 41
         SECTION 13.5               Counterparts................................................................ 41
         SECTION 13.6               Assignment; Binding Nature; No Beneficiaries................................ 42
         SECTION 13.7               Headings.................................................................... 42
         SECTION 13.8               Governing Law; Consent to Jurisdiction...................................... 42
         SECTION 13.9               Specific Performance........................................................ 42
         SECTION 13.10              Severability................................................................ 42
         SECTION 13.11              Construction................................................................ 43


                          AGREEMENT AND PLAN OF MERGER


        THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is entered into on January 25, 1996, by and among ERD WASTE CORP., a Delaware corporation with offices at 356 Veterans Memorial Highway, Commack, New York 11725 ("ERD"), ENSA ACQUISITION CORP., a Delaware corporation and a direct wholly owned subsidiary of ERD with offices at 356 Veterans Highway, Commack, New York 11725 ("EAC"), and ENVIRONMENTAL SERVICES OF AMERICA, INC., a Delaware corporation with offices at 937 East Hazelwood Avenue, Rahway, New Jersey 07065 (together with its subsidiaries, "ENSA").


                              W I T N E S S E T H :

        WHEREAS, ENSA is engaged in the business of identifying, managing, treating, transporting, and disposing of, hazardous and non-hazardous wastes; remediation of hazardous waste sites; air quality testing and monitoring services; and providing consulting and technical support services related to the foregoing (the "Business");

        WHEREAS, subject to and upon the terms and conditions set forth herein, ENSA, ERD and EAC desire to merge EAC with and into ENSA (the "Merger"); and

        WHEREAS, ERD, EAC and ENSA intend, by approving the resolutions authorizing this Agreement, that this Agreement be treated as a plan of reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder;

        NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained and subject to the terms and conditions herein set forth, the parties hereto hereby agree as follows:


                                   DEFINITIONS

        "Affiliate" shall have the meaning ascribed thereto in Rule 405 of the Securities Act.

        "Affiliate Agreements" has the meaning set forth in Section 3.18(b).

        "Benefit Plans" has the meaning set forth in Section 3.12.

        "Certificate of Merger" means the certificate of merger substantially in the form attached hereto as Exhibit C and properly executed in accordance with the DGCL.

        "Closing" has the meaning set forth in Section 2.4.

        "Colin" means Jon Colin.

        "Colin Employment Agreement" has the meaning set forth in Section
2.5(ii).

        "Colin Option Agreement" has the meaning set forth in
Section 2.5(iv).

        "Common Stock Conversion Amount" has the meaning set forth in
Section 2.1.

        "DGCL" means the General Corporation Law of the State of Delaware.

        "Disinterested Stockholders of ENSA" means those stockholders of ENSA other than Colin, Jacobsen, Walter Barandiaran, Argentum Capital Partners, L.P., Environmental Venture Fund, L.P., ERD or Affiliates of any of them.

        "Dissenting Shares" means shares of ENSA Common Stock and ENSA Preferred Stock as to which the holder has perfected his demand for dissenter's rights in accordance with Section 262 of the DGCL and has not effectively withdrawn or lost such holder's rights to an appraisal of such holder's shares thereunder.

        "Effective Time of the Merger" has the meaning set forth in
Section 1.1(d).

        "Encumbrances" means pledges, liens, charges, encumbrances, easements, defects, security interests, claims, options and restrictions of every kind.

        "ENSA" means Environmental Services of America, Inc., including all of its subsidiaries, unless any such subsidiary is specifically mentioned or excluded in a provision of this Agreement.

        "ENSA Common Stock" means shares of common stock of ENSA, par value $0.02 per share.

        "ENSA Disclosure Letter" means the letter so captioned, dated as of the date of this Agreement, addressed to ERD, and delivered by ENSA to ERD and EAC at or prior to the signing of this Agreement.

        "ERD" has the meaning set forth in the first paragraph of this Agreement.

        "ERD Disclosure Letter" means the letter so captioned, dated as of the date of this Agreement, addressed to ENSA, and delivered by ERD to ENSA at or prior to the signing of this Agreement.

        "ERISA" has the meaning set forth in Section 3.12.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended

        "Exchange Agent" has the meaning set forth in Section 2.1.

        "GAAP" means generally accepted accounting principles.

        "Investment Banking Agreement" has the meaning set forth in Section 2.5.

        "Jacobsen" means Joseph T. Jacobsen.

        "Jacobsen Employment Agreement" has the meaning set forth in Section 2.5(iii).

        "Jacobsen Option Agreement" has the meaning set forth in Section 2.5(v).

        "Letter of Transmittal" has the meaning set forth in Section 2.1.

        "Local Law" has the meaning set forth in Section 3.5.

        "Material Adverse Effect" means a material adverse effect on the financial condition, assets, liabilities (contingent or otherwise), results of operations, business or business prospects of ENSA.

        "Merger" has the meaning set forth in the recitals of this Agreement.

        "Permit" has the meaning set forth in Section 3.5.

        "Permitted Encumbrances" means the encumbrances listed and briefly described in Section 3.9(a) of the ENSA Disclosure Letter.

        "Person" means an individual, partnership, venture, unincorporated association, organization, syndicate, corporation, trust and trustee, executor, administrator or other legal or personal representative or any government or agency or political subdivision thereof.

        "Preferred Stock" means, collectively, the shares of Series A, Series B and Series C Preferred Stock of ENSA.

        "Preferred Stock Conversion Amount" has the meaning set forth in Section
2.2 hereof.

        "Proceedings" has the meaning set forth in Section 3.15.

        "Property" has the meaning set forth in Section 3.16(b).

        "Proxy Statement" has the meaning set forth in Section 3.21.

        "Real Property" has the meaning set forth in Section 3.9.

        "SEC" means the Securities and Exchange Commission.

        "SEC Documents" has the meaning set forth in Section 3.6.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Series B Preferred Stock" means shares of ENSA's Series B Preferred Stock, par value $0.01 per share.

        "Series C Preferred Stock" means shares of ENSA's Series C Preferred Stock, par value $0.01 per share.

        "Subsidiaries" means, collectively, ENSI, Inc., TRI-S, Incorporated, Northeast Environmental Services, Inc., Environmental Services of America-IN, Inc., Environmental Services of America-MO, Inc. and ENSA Environmental, Inc.

        "Surrendering Stockholder" has the meaning set forth in Section 2.1.

        "Surviving Corporation" has the meaning set forth in Section 1.1(a).

        "Takeover Proposal" has the meaning set forth in Section 5.7.

        "Taxes" has the meaning set forth in Section 3.11.

        "Tax Returns" has the meaning set forth in Section 3.11.

        "Voting Debt" has the meaning set forth in Section 3.4.


                                    ARTICLE I

                                   THE MERGER

        SECTION 1.1 The Merger. Subject to the terms and conditions of this Agreement, including the fulfillment (or waiver) of all conditions to the obligations of the parties contained herein, at the Effective Time of the Merger and pursuant to the General Corporation Law of the State of Delaware (the "DGCL"), the following shall occur:

            (a) EAC shall be merged with and into ENSA, which shall be the surviving corporation (the "Surviving Corporation"). The separate existence of EAC shall cease at the Effective Time of the Merger, and thereupon ENSA and EAC shall be a single corporation and the title to all property owned by ENSA and EAC, both real and personal, shall be vested in ENSA as the Surviving Corporation without reversion or impairment, and the Surviving Corporation shall have all liabilities of EAC and ENSA. Without limiting the generality of the foregoing, upon the Effective Time of Merger the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, subject to all the restrictions, liabilities and duties of ENSA and EAC; and all the rights, privileges, powers and franchises of ENSA and EAC, and all property, real, personal and mixed, and all debts due to ENSA or EAC on whatever account, as well for stock subscriptions as all other things in action or belonging to each of ENSA and EAC shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of ENSA and EAC, and the title to any real estate vested by deed or otherwise in ENSA or EAC shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of ENSA or EAC shall be preserved unimpaired, and all debts, liabilities and duties of ENSA and EAC shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

            (b) The certificate of incorporation of ENSA, in the form attached as Exhibit A to the ENSA Disclosure Letter, shall be the certificate of incorporation of the Surviving Corporation until amended as permitted by law.

            (c) The By-Laws of ENSA, in the form attached as Exhibit B to the ENSA Disclosure Letter, shall be the by-laws of the Surviving Corporation until amended as permitted by law.

            (d) As soon as practicable after the terms and conditions of this Agreement have been satisfied, on the Closing Date, the Certificate of Merger shall be filed with the office of the Secretary of State of the State of Delaware. The Merger shall become effective when the Certificate of Merger is so filed. The date and time when the Merger is effective is referred to in this Agreement as the "Effective Time of the Merger."

        SECTION 1.2 Capital Stock of EAC. At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of any holder thereof, each share of common stock, par value $.001 per share, of EAC issued and outstanding immediately prior to the Effective Time of the Merger shall be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock, par value $.01 per share, of the Surviving Corporation.

        SECTION 1.3 Capital Stock of ENSA. At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of ERD, EAC, ENSA or any holder thereof:

            (a) Each share of ENSA Common Stock outstanding immediately prior to the Effective Time of the Merger, other than Dissenting Shares and such shares, if any, as are held by ERD immediately prior to the Effective Time of the Merger, shall be converted into the right to receive the payments set forth in Section 2.1. Until surrender of a certificate representing ENSA Common Stock as contemplated by Section 2.1, after the Effective Time of the Merger, such certificate shall be deemed to represent only the right to receive the Common Stock Conversion Amount set forth in Section 2.1.

            (b) All shares of ENSA Series B and Series C Preferred Stock outstanding immediately prior to the Effective Time of the Merger, other than Dissenting Shares and such shares, if any, as are held by ERD immediately prior to the Effective Time of the Merger, shall be converted into the right to receive the payments set forth in Section
        2.2. Until surrender of a certificate
        representing Series B or Series C Preferred Stock as contemplated by
        Section 2.2, after the Effective Time of the Merger, such certificate shall be deemed to represent only the right to receive the Preferred Stock Conversion Amount set forth in Section 2.2.

            (c) All shares of ENSA Common Stock, Series B Preferred Stock and Series C Preferred Stock held by ERD or by ENSA as treasury stock shall be cancelled.

            (d) Each authorized but unissued share of ENSA Common Stock shall cease to exist.

        SECTION 1.4 Stock Transfer Books. At the close of business on the day prior to the Effective Time of the Merger, the stock transfer books of ENSA shall be closed and no transfer of ENSA Common Stock or Preferred Stock shall thereafter be made on such stock transfer books.


                                   ARTICLE II

                         COMMON STOCK CONVERSION AMOUNT;
                       SERIES B CONVERSION AMOUNT; CLOSING


        SECTION 2.1 Payment of Common Stock Conversion Amount. As soon as practicable after the Effective Date of the Merger, each holder (other than ERD) of a certificate (or certificates), which immediately prior to the Effective Date of the Merger represented outstanding shares of ENSA Common Stock (a "Surrendering Stockholder") shall be entitled to receive, upon surrender of such certificate (or certificates) to an exchange agent to be appointed by EAC (the "Exchange Agent") in accordance with instructions set forth in a letter of transmittal addressed to the Exchange Agent (the "Letter of Transmittal"), cash in the amount of $1.69 per share of ENSA Common Stock (the "Common Stock Conversion Amount"). The Common Stock Conversion Amount shall be paid by check and shall be mailed to the address of such Surrendering Stockholder as indicated on ENSA's stock register or to such other address as such Surrendering Stockholder indicates in writing signed by such Surrendering Stockholder.

        SECTION 2.2 Preferred Stock Conversion Amount. As soon as practicable after the Effective Date of the Merger, each holder (other than ERD) of a certificate (or certificates), which immediately prior to the Effective Date of the Merger represented outstanding shares of Series B Preferred Stock or Series C Preferred Stock (a "Surrendering Stockholder") shall be entitled to receive, upon surrender of such certificate (or certificates) to the Exchange Agent in accordance with the instructions set forth in the Letter of Transmittal, cash in the amount of $100 per share of Series B or Series C Preferred Stock (the "Preferred Stock Conversion Amount"). The Preferred Stock Conversion Amount shall be paid by check and shall be mailed to the address of such Surrendering Stockholder as indicated on ENSA's stock register or to such other address as such Surrendering Stockholder indicates in writing signed by such Surrendering Stockholder.

        SECTION 2.3 No Further Ownership Rights in ENSA Capital Stock. The Common Stock Conversion Amount and the Series B Conversion Amount to be paid in accordance with the terms hereof shall be deemed to be paid in full satisfaction of all rights pertaining to the shares of ENSA Common Stock or ENSA Series B or Series C Preferred Stock, as the case may be.

        SECTION 2.4 Closing. Subject to the last sentence of this Section 2.4 and Article 10 hereof, The consummation of the transactions contemplated hereby (the "Closing") shall take place at 10:00 A.M., local time, on the fifth business day after the condition to the Closing set forth in Section 8.5 hereof has been met at the offices of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022, or such other time and place as the parties may mutually agree. The day on which the Closing actually takes place is herein sometimes referred to as the Closing Date. In the event a party hereto is entitled not to close on the scheduled date because a condition to the Closing set forth in Article VIII or IX hereof has not been met (or waived by the party entitled to waive it), such party may postpone the Closing from time to time, by giving at least five days prior notice to the other party, until the condition has been met (which all parties will use their best efforts to cause to happen), subject to Article X.

        SECTION 2.5 Actions to be Taken at the Closing. In addition to the satisfaction of the conditions and the actions to be taken at the Closing as set forth in Articles VIII and IX hereof, the following actions shall be taken at the Closing, each of which shall be conditioned on completion of all other actions to be taken at the Closing and all of which shall be deemed to have taken place simultaneously:

            (i) ENSA shall pay the sum of $400,000 to Colin as consideration for the termination of his existing employment agreement with ENSA;

            (ii) EAC and Colin shall enter into an employment agreement in the form attached hereto as Exhibit 2.5(ii) (the "Colin Employment Agreement");

            (iii) EAC and Jacobsen shall enter into an employment agreement in the form attached hereto as Exhibit 2.5(iii) (the "Jacobsen Employment Agreement);

            (iv) ERD and Colin shall enter into a stock option agreement in the form attached hereto as Exhibit 2.5(iv) (the "Colin Option Agreement");

            (v) ERD and Jacobsen shall enter into a stock option agreement in the form attached hereto as Exhibit 2.5(v) (the "Jacobsen Option Agreement");

            (vi) The board of directors of ENSA shall resign and shall appoint Joseph Wisneski and his designees to serve as the directors of ENSA;

            (vii) EAC shall file the Certificate of Merger with the Secretary of State of the State of Delaware; and

            (viii) ENSA shall pay the Argentum Group $100,000 pursuant to the terms of an investment banking fee agreement (the "Investment Banking Agreement") entered into between the Argentum Group and ENSA.


                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF ENSA

        ENSA hereby represents and warrants to each of EAC and ERD as follows:

        SECTION 3.1 Corporate Organization. ENSA and each of its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its organization and has full corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and, is duly licensed or qualified and in good standing as a foreign corporation in each jurisdiction in which the nature of the activities conducted by it or the character of the properties owned, leased or operated by it requires it to be so licensed or so qualified, except where the failure to be so licensed or so qualified would not have a Material Adverse Effect on ENSA, or such Subsidiary. ENSA has heretofore delivered to ERD and EAC complete and correct copies of its and its Subsidiaries' Certificate of Incorporation and Bylaws, as currently in effect.

        SECTION 3.2 Authority. ENSA has full corporate power and authority to enter into this Agreement and, subject to approval of this Agreement by the stockholders of ENSA in accordance with the applicable provisions of the DGCL and in accordance with the provisions of Section 8.5 of this Agreement, to consummate the transactions contemplated hereby. The execution, delivery and performance by ENSA of this Agreement have been duly authorized by all requisite corporate action on the part of ENSA, subject to such approval of this Agreement by the stockholders of ENSA in accordance with the applicable provisions of the DGCL and in accordance with the provisions of Section 8.5 of this Agreement. This Agreement has been duly executed and delivered by ENSA, and (assuming due execution and delivery by ERD and EAC) this Agreement constitutes a valid and binding obligation of ENSA, enforceable in accordance with its terms.

        SECTION 3.3 Subsidiaries and Equity Investments. Section 3.3 of the ENSA Disclosure Letter contains a list of all direct and indirect subsidiaries of ENSA. Except as disclosed in Section 3.3, ENSA does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest, including interests in partnerships and joint ventures.

        SECTION 3.4 Capitalization. As of the date hereof, the authorized capital stock of ENSA consists of 10,000,000 shares of Common Stock, 4,000 Shares of Series A Preferred Stock, 12,000 Shares of Series B Preferred Stock and 20,000 shares of Series C Preferred Stock. As of the date hereof, 3,806,722 shares of ENSA Common Stock are issued and outstanding, no shares of Series A Preferred Stock, are issued and outstanding, 10,257.78 shares of Series B Preferred Stock are issued and outstanding and 3,200 shares of Series C Preferred Stock and issued and outstanding. All such issued and outstanding shares of ENSA Common Stock and Preferred Stock have been validly issued, fully paid and nonassessable and are not subject to preemptive rights. Except as disclosed in Section 3.4 of the ENSA Disclosure Letter, and except for the rights created pursuant to this Agreement and the issued and outstanding shares of ENSA Common Stock and Preferred Stock set forth herein, as of the date hereof, there are no (i) outstanding shares of capital stock, or any notes, bonds, debentures or other indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) ("Voting Debt"), of ENSA, (ii) outstanding options, warrants, calls, subscriptions or other rights of any kind to acquire, or agreements or commitments in effect to which ENSA is a party or by which it is bound obligating it to issue or sell, or cause to be issued or sold, any additional shares of capital stock or any Voting Debt, or granting any rights to obtain any benefit measured by the value of ENSA's capital stock (including without limitation, stock appreciation rights granted under any option plans) or (iii) outstanding securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares or Voting Debt. ENSA is not committed to issue any such option, warrant, call, subscription, right or security, and after the Effective Time of the Merger, there will be no such option, warrant, call, subscription, right, agreement, commitment or security. There are no contracts, commitments or agreements relating to voting, purchase or sale of ENSA's capital stock or Voting Debt (including, without limitation, any redemption by ENSA thereof) (i) between or among ENSA and any of its stockholders and (ii) to the best of the ENSA's knowledge, between or among any of ENSA's stockholders.

        SECTION 3.5 No Violation; Consents and Approvals. Except as set forth in
Section 3.5 of the ENSA Disclosure Letter, neither ENSA nor any of its properties or assets is subject to or bound by any provision of:

            (a) any law, statute, rule, regulation, ordinance or judicial or administrative decision;

            (b) any provision of its articles or certificate of incorporation, bylaws, or similar organizational document;

            (c) any (i) credit or loan agreement, mortgage, deed of trust, note, bond, indenture, license, concession, franchise, permit, trust, custodianship or other restriction, (ii) instrument, lease, obligation, contract or agreement other than those contemplated by clause (i), which, in the case of this clause (ii), individually involves the payment or receipt by ENSA on an annual basis of more than $25,000 or
        (iii) instruments, obligations, contracts or agreements, other than those contemplated by clause (i), which, in the case of this clause
        (iii), individually involve the payment or receipt by ENSA of more than $25,000 or collectively involve the payment or receipt by ENSA of more than $100,000; or

            (d) any judgment, order, writ, injunction or decree; that would impair, prohibit or prevent, or would be violated or breached by, or would result in the creation of any Encumbrance as a result of, or under which there would be a material default (with or without notice or lapse of time, or both) or right of termination, cancellation or acceleration of any material obligation or the loss of a material benefit as a result of, the execution, delivery and performance by ENSA of this Agreement and the consummation of the transactions contemplated hereby, except in the case of any municipal, county or township law, statute, rule, regulation, ordinance, administrative decision, license or permit ("Local Law or Permit"), where such event or occurrence is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA. Other than (i) the filing of the Certificate of Merger as provided in Section 1.1, (ii) the filing with the SEC of the Proxy Statement, (iii) such consents, orders, approvals, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country, and (iv) such local consents, orders, approvals, authorizations, registrations, declarations and filings which, if not obtained or made, would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect on ENSA and that would not impair, prohibit or prevent the consummation of the transactions contemplated hereby, no consent, order, approval or authorization of, or declaration, notice, registration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality (each a "Governmental Entity"), individual, corporation, partnership, trust or unincorporated organization (together with Governmental Entities, each a "Person") is required by or with respect to ENSA in connection with the execution, delivery and performance by ENSA of this Agreement and the consummation of the transactions contemplated hereby.

        SECTION 3.6 SEC Reports and Financial Statements of ENSA. Except as set forth on Section 3.6 of the ENSA Disclosure Letter, ENSA has timely filed with the SEC, and has heretofore provided to ERD, true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed by it since the date ENSA became subject to the reporting requirements under
Section 13 of the Exchange Act or (as such documents have been amended since the time of their filing, collectively, the "SEC Documents"). The SEC Documents, including without limitation any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder. The financial statements of ENSA included in SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP, applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited statements, to customary year-end audit adjustments) the financial position of ENSA as at the dates thereof and the results of its operations and cash flows.

        SECTION 3.7 Absence of Undisclosed Liabilities. Except as and to the extent set forth in ENSA's Annual Report on Form 10-K for the year ended December 31, 1994, or as disclosed in the Form 10-Q for the nine month period ended September 30, 1995, or as disclosed in Section 3.7 of the ENSA Disclosure Letter, as of September 30, 1995, ENSA had no liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on the balance sheet of ENSA (including the notes thereto) as of such date. Since September 30, 1995, ENSA has not incurred any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, not in the ordinary course of business or which would have, individually or in the aggregate, a Material Adverse Effect.

        SECTION 3.8 Accounts Receivable. The accounts receivable disclosed in SEC Documents as of September 30, 1995, and, with respect to accounts receivable created since such date, disclosed in any subsequently filed SEC Documents, or as accrued on the books of ENSA in the ordinary course of business consistent with past practices in accordance with GAAP since the last filed SEC Documents, represent and will represent bona fide claims against debtors for sales and other charges, are not subject to discount except for normal cash and immaterial discounts, and the amount carried for doubtful accounts and allowances disclosed in each of such SEC Documents or accrued on such books is sufficient to provide for any losses which may be sustained on realization of the receivables.

        SECTION 3.9 Title to Property.

            (a) Except for the Permitted Encumbrances affecting personal property described in Section 3.9(a) of the ENSA Disclosure Letter, ENSA has good and valid title to all of its properties, assets and other rights that do not constitute real property, free and clear of all Encumbrances, except for such Encumbrances securing indebtedness that is not, in the aggregate, greater than $10,000. ENSA owns, has valid leasehold interests in or valid contractual rights to use, all of the assets, tangible and intangible, used by, or necessary for the conduct of the business of, ENSA.

            (b) The machinery, tools, equipment and other tangible physical assets of ENSA (other than items of inventory) are in good working order, except for normal wear and tear and except for such machinery, tools, equipment and other tangible physical assets that do not, in the aggregate, have a book value greater than $25,000, in the aggregate, and are in an operating condition sufficient to conduct the business of ENSA as now being conducted.

            (c) Section 3.9(c) of the ENSA Disclosure Letter sets forth with specific reference to this Section each and every parcel of real property or interest in real estate owned, held under a lease or used by, or necessary for the conduct of the business of, ENSA (the "Real Property").

                  (d)  ENSA:

                           (i) owns and has good and marketable title in fee
                  simple to the Real Property designated as "owned property" in Section 3.9(c) of the ENSA Disclosure Letter free and clear of all Encumbrances, except (A) minor imperfections of title, none of which, individually or in the aggregate, materially detracts from the value of or impairs the use of the affected property or impairs the operations of ENSA, (B) liens for current taxes not yet due and payable and (C) Permitted Encumbrances affecting such Real Property and reflected in Section 3.9(a) of the ENSA Disclosure Letter;

                         (ii) with respect to the Real Property designated as
                  "leased property" in Section 3.9(c) of the ENSA Disclosure Letter, and except as set forth in such Section, is in peaceful and undisturbed possession of the space and/or estate under each lease under which it is a tenant, and there are no material defaults by it as tenant thereunder; and

                       (iii) has good and valid rights of ingress and egress to
                  and from all the Real Property from and to the public street systems for all usual street, road and utility purposes.

            (e) All of the buildings, structures, improvements and fixtures used by or useful in the business of ENSA, owned or leased by ENSA, are in a good state of repair, maintenance and operating condition and, except as so disclosed and, except for normal wear and tear, there are no defects with respect thereto which would materially impair the day-to-day use of any such buildings, structures, improvements or fixtures or which would subject ENSA to material liability under applicable law.

        SECTION 3.10 Intellectual Property. Except as set forth on Section 3.10 of the ENSA Disclosure Letter, ENSA owns or has valid rights to use all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information used or held for use in connection with the business of ENSA as currently conducted or as contemplated to be conducted; there is no assertion or claim challenging the validity of any of the foregoing which, individually or in the aggregate, could have a Material Adverse Effect on ENSA; the conduct of the business of ENSA as currently conducted does not conflict in any way with any patent, patent right, license, trademark, trademark right, trade name, trade name right, service mark or copyright of any third party that, individually or in the aggregate, could have a Material Adverse Effect on ENSA; and to the best knowledge of ENSA, there are no infringements of any proprietary rights owned by ENSA which, individually or in the aggregate, could have a Material Adverse Effect on ENSA.

        SECTION 3.11 Tax Matters. Except as set forth in Schedule 3.11 to the ENSA Disclosure Letter:

            (a) ENSA (or any predecessor) and any consolidated, combined, unitary, affiliated or aggregate group for Tax purposes of which ENSA (or any predecessor) is or has been a member (a "Consolidated Group") has, to the best of ENSA's knowledge, timely filed all Tax Returns required to be filed by it, has paid all Taxes shown on any Tax Return to be due in connection with or respect to the periods or transactions covered by such Tax Returns and has paid all other Taxes as are due, and has provided adequate reserves in its financial statements for any Taxes that have not been paid, whether or not shown as being due on any Tax Returns.

            (b) The reserves for Taxes (including deferred taxes) are adequate to cover all Taxes accruable through the Closing (including Taxes being contested) in accordance with GAAP.

            (c) To ENSA's knowledge, (i) no material claim for unpaid Taxes that are due and payable has become a lien against the property of ENSA or is being asserted against ENSA or any member of a Consolidated Group, (ii) no audit of any Tax Return of ENSA or any member of a Consolidated Group is being conducted by a Tax or other governmental authority and there are no pending or threatened audits, investigations or claims relating to any liability in respect of Taxes, and (iii) no extension of the statute of limitations relating to any Taxes is in effect with respect to ENSA or any member of a Consolidated Group. Within two weeks after the execution of this Agreement, ENSA will supplement Schedule 3.11 of the ENSA Disclosure Letter to provide the following information with respect to ENSA as of the most recent practicable date: (i) the tax basis of ENSA in the assets; (ii) the amount of any net operating loss, net capital loss, unused investment or other credits, unused foreign tax credits, or excess charitable contributions allocable to ENSA; (iii) all material Tax elections with respect to Taxes affecting ENSA; (iv) the amount of deferred gain or loss, if any, allocable to ENSA arising out of any deferred intercompany transaction (as such term is defined in Treas. Reg. ss. l.1502-13); and (v) a list of all income Tax Returns filed on or behalf of ENSA which indicates those tax returns that have been audited and the outcome of such audits and a copy of all Tax Returns filed on or behalf of ENSA for the taxable periods ending after 1991. Within two weeks after the execution of this Agreement, ENSA will notify ERD whether the remaining representations contained in the provisions that follow in this Section 3.11 are accurate or whether ENSA needs to supplement Section 3.11 of the ENSA Disclosure Letter to establish an exception with respect to any of such representations or warranties. ENSA is not a party to any agreement, contract, arrangement or plan that would result after the Closing (taking into account the transactions contemplated by this Agreement), separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code. ENSA is not a party to any tax sharing agreement or any other agreement providing for payments by ENSA with respect to Taxes. ENSA is not obligated under any agreement with respect to industrial development bonds or other obligations with respect to which the excludability from gross income of the holder for federal or state income Tax purposes could be affected by the transactions contemplated hereunder. ENSA is not a "consenting corporation" under section 341(f) of the Code (or any corresponding provision of state, local or foreign law). ENSA is not and has not been a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. ENSA has not entered into any sale leaseback or any leveraged lease transaction. ENSA will not be required, as a result of a change in method of accounting, to include any adjustment under section 481 of the Code (or any corresponding provision of foreign law) in taxable income for any period after the Closing. ENSA does not own any property of a character, the indirect transfer of which, pursuant to this Agreement, would give rise to any material documentary, stamp or other transfer Tax.

        As used herein, "Tax" or "Taxes" shall mean taxes, fees, levies, duties, tariffs, imposts, and governmental impositions or charges of any kind in the nature of (or similar to) taxes, payable to any federal, state, local or foreign taxing authority, including (without limitation) (i)income, franchise, profits, gross receipts, ad valorem, net worth, value added, sales, use, service, real or personal property, special assessments, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes, and (ii) interest, penalties, additional taxes and additions to tax imposed with respect thereto. As used herein, "Tax Return" shall mean returns, reports, and information statements with respect to Taxes required to be filed with the IRS or any other taxing authority, domestic or foreign, including, without limitation, consolidated, combined and unitary tax returns (including returns required in connection with any employee benefit plan). As used herein, the "Code" refers to the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

        SECTION 3.12 Employee Matters. (a) With respect to each employee benefit plan (including, without limitation, any

"employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and any material bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, employee-related insurance or other plan, arrangement or understanding (whether or not legally binding) (all the foregoing being herein called the "Benefit Plans"), maintained or contributed to by ENSA, ENSA has made available to ERD a true and correct copy of (i) the most recent annual report (Form 5500) filed with the Internal Revenue Service, (ii) such Benefit Plan, (iii) each trust agreement and group annuity contract, if any, relating to such Benefit Plan and (iv) the most recent actuarial report or valuation relating to a Benefit Plan subject to Title IV of ERISA, if any.

        (b) With respect to the Benefit Plans, individually and in the aggregate, no event has occurred, and to ENSA's best knowledge, there exists no condition or set of circumstances in connection with which ENSA could be subject to any liability that is reasonably likely to have a Material Adverse Effect on ENSA (except liability for benefits claims and funding obligations payable in the ordinary course), under ERISA, the Code or any other applicable law.

        (c) With respect to the Benefit Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP, on the financial statements of ENSA, which obligations could have a Material Adverse Effect on ENSA.

        (d) Except as set forth in Section 3.12(d) of the ENSA Disclosure Letter, ENSA is not a party to any oral or written (i) consulting agreement not terminable on 60 days or less notice or union or collective bargaining agreement, (ii) agreement with any director, executive officer or key employee of ENSA the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving ENSA of the nature contemplated by this Agreement, or agreement with respect to any executive officer of ENSA providing any term of employment or compensation guarantee extending for a period longer than one year, or (iii) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

        SECTION 3.13 No Material Change. Since September 30, 1995, there have been no events, changes or occurrences which have had, or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ENSA.

        SECTION 3.14 Absence of Change or Event. Except as contemplated by this Agreement or as disclosed in Section 3.14 of the Disclosure Letter, since September 30, 1995, ENSA has conducted its business only in the ordinary course and has not:

            (a) incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except liabilities or obligations incurred in the ordinary course of business and consistent with prior practice;

            (b) mortgaged, pledged or subjected to lien, restriction or any other Encumbrance any of its property, businesses or assets, tangible or intangible, of ENSA, except for liens arising in the ordinary course of business and consistent with prior practice to secure debt incurred for the purpose of financing all or part of the purchase price or the cost of construction or improvement of the equipment or other property subject to such liens, provided that (i) the principal amount of any debt secured by such lien does not exceed 100% of such purchase price or cost, (ii) such lien does not extend to or cover any other property other than such item of property and any improvements on such item and
        (iii) the incurrence of such debt was in the ordinary course of business and consistent with prior practice;

            (c) except in the ordinary course of business and consistent with prior practice, sold, transferred, leased or loaned to others or otherwise disposed of any of its assets (or committed to do any of the foregoing), including the payment of any loans owed to any Affiliate, except for inventory sold to customers or returned to vendors in the ordinary course of business and consistent with prior practice, or canceled, waived, released or otherwise compromised any debt or claim, or any right of significant value;

            (d) suffered any damage, destruction or loss (whether or not covered by insurance) which has had or is reasonably likely to have a Material Adverse Effect on ENSA;

            (e) made or committed to make any capital expenditures or capital additions or betterments in excess of an aggregate of $50,000;

            (f) encountered any labor union organizing activity, had any actual or threatened employee strikes, or any work stoppages, slow-downs or lock-outs related to any labor union organizing activity or any actual or threatened employee strikes;

            (g) instituted any litigation, action or proceeding before any court, governmental body or arbitration tribunal relating to it or its property, except for litigation, actions or proceedings instituted in the ordinary course of business and consistent with prior practice;

            (h) split, combined or reclassified any of its capital stock, or declared or paid any dividend or made any other payment or distribution in respect of its capital stock, or directly or indirectly redeemed, purchased or otherwise acquired any of its capital stock;

            (i) acquired, or agreed to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquired, or agreed to acquire, any assets which are material, individually or in the aggregate, to ENSA, except for purchases of inventory in the ordinary course of business and consistent with prior practice;

            (j) increased, or agreed or promised to increase, the compensation of any officer, employee or agent of ENSA, directly or indirectly, including by means of any bonus, pension plan, profit sharing, deferred compensation, savings, insurance, retirement, or any other employee benefit plan, except in the ordinary course of business and consistent with prior practice;

            (k) except in the ordinary course of business and consistent with prior practice, increased promotional or advertising expenditures or otherwise changed its policies or practices with respect thereto;

            (l) made or changed any election concerning Taxes or Tax Returns, changed an annual accounting period or adopted or changed any accounting method; or

            (m) except in the ordinary course of business and consistent with prior practice, filed any amended Tax Return or extended the applicable statute of limitations for any taxable period, received notification of an examination, audit or pending assessment with respect to Taxes, entered into any closing agreement with respect to Taxes, settled or compromised any Tax claim or assessment or surrendered any right to claim a refund of Taxes or obtained or entered into any Tax ruling, agreement, contract, understanding, arrangement or plan.

        SECTION 3.15 Litigation. Except as specifically disclosed in the SEC Documents filed prior to the date hereof, there is no (i) outstanding consent, order, judgment, writ, injunction, award or decree of any court or arbitration tribunal against or involving ENSA or any of its properties or assets, (ii) action, suit, claim, counterclaim, litigation, arbitration, dispute or proceeding pending or, to ENSA's best knowledge, threatened against or involving ENSA or any of its properties or assets or (iii) to ENSA's best knowledge, investigation or audit pending or threatened against or relating to ENSA or any of its properties or assets or any of its officers or directors (in their capacities as such) (collectively, "Proceedings") which is, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA, or would impair, prohibit or prevent the consummation of the transactions contemplated hereby. To ENSA's best knowledge, there are no existing facts or circumstances which could form a basis for any Proceeding which, if commenced, would be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on ENSA, or would impair, prohibit or prevent the consummation of the transactions contemplated hereby.

        SECTION 3.16 Compliance With Law and Other Instruments. To ENSA's best knowledge, except as set forth in Section 3.16 of the ENSA Disclosure Letter:

            (a) ENSA and its properties, assets, operations and activities, have complied and are in compliance in all respects with all applicable federal, state and local laws, rules, regulations, ordinances, orders, judgments and decrees including, without limitation, health and safety statutes and regulations and all Environmental Laws, including, without limitation, all restrictions, conditions, standards, limitations, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws or contained in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except, with respect to laws, rules, regulations, ordinances, orders, judgments and decrees other than those relating to Environmental Laws, the Foreign Corrupt Practices Act and applicable criminal statutes, where the failure to have complied or be in compliance is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA, or that would impair, prohibit or prevent the consummation of the transactions contemplated hereby. ENSA is not in violation of or in default under any terms or provisions of (i) its articles or certificate of incorporation, bylaws or similar organizational document, (ii) any credit or loan agreement, mortgage or security agreement, deed of trust, note, bond or indenture, or (iii) any other instrument, obligation, contract or agreement to which it is subject or by which it is bound, except, in the case of clauses (ii) and (iii), for violations or defaults which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA.

            (b) To ENSA's best knowledge, (i) ENSA has obtained all Permits that are (A) required under all federal, state and local laws, rules, regulations, ordinances, orders, judgments and decrees, including, without limitation, the Environmental Laws, for the ownership, use and operation of each property, facility or location owned, operated or leased by ENSA (the "Property") or (B) otherwise necessary in the conduct of the business of ENSA, except for failures to obtain Permits (other than those that would result in the imposition of criminal sanctions) which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA and (ii) all such Permits are in effect, no appeal nor any other action is pending to revoke any such Permit, and ENSA is in full compliance with all terms and conditions of all such Permits, except for failures to be in compliance which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA.

            (c) To ENSA's best knowledge, ENSA has heretofore delivered to ERD true and complete copies of all environmental studies in ENSA's possession relating to the Property or any other property or facility previously owned, operated or leased by ENSA.

            (d) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, or to ENSA's best knowledge, investigation, proceeding, notice or demand letter pending relating to ENSA or the Property (or any other property or facility formerly owned, operated or leased by ENSA) or, to ENSA's best knowledge, threatened relating to ENSA or the Property (or any other such property of facility) and relating in any way to the Environmental Laws or any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except for such actions, suits, demands, claims, hearings, notices of violation, proceedings, notices or demand letters which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA.

            (e) Neither ENSA nor, to ENSA's best knowledge, any other Person has, Released, placed, stored, buried or dumped any Hazardous Substances, Oils, Pollutants or Contaminants or any other wastes produced by, or resulting from, any business, commercial, or industrial activities, operations, or processes, on, beneath, or adjacent to the Property (or any other property or facility formerly owned, operated or leased by ENSA) except in the ordinary course of business of ENSA in accordance with applicable laws and regulations and in a manner such that there has been no Release of any such substances into the environment, except where such Releases, placement, storage, burial or dumping of Hazardous Substances, Oils, Pollutants or Contaminants are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA.

            (f) To ENSA's best knowledge, no Release or Cleanup occurred at the Property (or any other property or facility formerly owned, operated or leased by ENSA) which could result in the assertion or creation of a lien on the Property by any Governmental Entity with respect thereto, nor has any such assertion of a lien been made by any Governmental Entity with respect thereto, except for such Releases, Cleanups or assertions of liens which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA.

            (g) To ENSA's best knowledge, no employee of ENSA in the course of his or her employment with ENSA has been exposed to any Hazardous Substances, Oils, Pollutants or Contaminants or any other substance, generated, produced or used by ENSA which could give rise to any claim against ENSA, except for such claims which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA.

            (h) ENSA has not received any notice or order from any Governmental Entity or private or public entity advising it that ENSA is responsible for or potentially responsible for Cleanup or paying for the cost of Cleanup of any Hazardous Substances, Oils, Pollutants or Contaminants or any other waste or substance, and ENSA has not entered into any agreements concerning such Cleanup, nor is ENSA aware of any facts which might reasonably give rise to such notice, order or agreement, except for such notices, orders or agreements which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA.

            (i) To ENSA's best knowledge, and except for such items which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA, the Property does not contain any: (i) underground storage tanks; (ii) asbestos; (iii) equipment using PCB's;
        (iv) underground injection wells; or (v) septic tanks in which process wastewater or any Hazardous Substances, Oils, Pollutants or Contaminants have been disposed.

            (j) To ENSA's best knowledge, with regard to ENSA and the Property (or any other property or facility formerly owned, operated or leased by ENSA), and except where the following are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ENSA, there are no past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance or continued compliance with the Environmental Laws as in effect on the date hereof or with any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, or which may give rise to any common law or legal liability under the Environmental Laws, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, notice of violation, study or investigation, based on or related to the manufacture, generation, processing, distribution, use, treatment, storage, place of disposal, transport or handling, or the Release or threatened Release into the indoor or outdoor environment by ENSA or a present or former facility of ENSA, of any Hazardous Substances, Oils, Pollutants or Contaminants.

            (k) Other than as a contractor in the ordinary course of business, ENSA has not entered into any agreement that may require it to pay to, reimburse, guaranty, pledge, defend, indemnify or hold harmless any person for or against Environmental Liabilities and Costs. ENSA is not party to any suit or subject to any claim by any party that it has agreed to indemnify or hold harmless for or against Environmental Liabilities and costs.

            (l) The following terms shall be defined as follows:

                  "Cleanup" means all actions required to: (1) cleanup, remove, treat or remediate Hazardous Substances, Oils, Pollutants or Contaminants in the indoor or outdoor environment; (2) prevent the Release of Hazardous Substances, Oils, Pollutants or Contaminants so that they do not migrate, endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (3) perform pre-remedial studies and investigations and post-remedial monitoring and care; or (4) respond to any government requests for information or documents in any way relating to cleanup, removal, treatment or remediation or potential cleanup, removal, treatment or remediation of Hazardous Substances, Oils, Pollutants or Contaminants in the indoor or outdoor environment.

                  "Environmental Laws" means all foreign, federal, state and local laws, regulations, rules and ordinances relating to pollution or protection of the environment, including, without limitation, laws relating to Releases or threatened Releases of Hazardous Substances, Oils, Pollutants or Contaminants into the indoor or outdoor environment (including, without limitation, ambient air, surface water, groundwater, land, surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Hazardous Substances, Oils, Pollutants or Contaminants, and all laws and regulations with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Substances, Oils, Pollutants or Contaminants.

                  "Environmental Liabilities and Costs" means all liabilities, obligations, responsibilities, obligations to conduct Cleanup, losses, damages, deficiencies, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigations and feasibility studies and responding to government requests for information or documents), fines, penalties, restitution and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future, resulting from any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, joint and several liability, criminal or civil statute, including any Environmental Law, or arising from environmental, health or safety conditions, involving the Release or threatened Release of Hazardous Substances, Oils, Pollutants or Contaminants into the environment, as a result of past or present ownership, leasing or operation of any properties, owned, leased or operated by ENSA or ENSA's Subsidiary, including, without limitation, any of the foregoing incurred in connection with the conduct of any Cleanup.

                  "Hazardous Substances, Oils, Pollutants or Contaminants" means all substances defined as such in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R.
                  Section 300.5, or defined as such by, or regulated as such under, any Environmental Law.

                  "Release" means, when used as a noun, any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment (including, without limitation, ambient air, surface water, groundwater, and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Substances, Oils, Pollutants or Contaminants through or in the air, soil, surface water, groundwater or property, and when used as a verb, the occurrence of any Release.

        SECTION 3.17 Insurance. The insurance policies in force with respect to the business and properties of ENSA, all of which are listed and briefly described in Section 3.17 of the ENSA Disclosure Letter, are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for material compliance with all requirements of law and all agreements to which ENSA is a party; are valid, outstanding and enforceable policies; and, to ENSA's best knowledge and belief, provide adequate insurance coverage for the assets and operations of ENSA.

        SECTION 3.18 Affiliate Interests. (a) Except as disclosed by the SEC Documents, and except for services provided by ENSA's directors and executive officers in their capacities as such and the compensation paid therefor, Section
3.18 of the ENSA Disclosure Letter sets forth all amounts paid (or deemed for accounting purposes to have been paid) and services provided by ENSA to, or received by ENSA from, any Affiliate of ENSA since December 31, 1994 and all such amounts currently owed by ENSA to, or to ENSA by, any Affiliate of ENSA.

        (b) Each contract, agreement, plan or arrangement between ENSA on the one hand and any Affiliate of ENSA on the other hand ("Affiliate Agreements") is disclosed in Section 3.18 of the ENSA Disclosure Letter. Except as disclosed in
Section 3.18, each of the transactions described in Section 3.18(a) of the ENSA Disclosure Letter and each of the Affiliate Agreements was entered into in the ordinary course of business and on commercially reasonable terms and conditions.

        SECTION 3.19 Customers and Suppliers. Except as disclosed by the SEC Documents or in Section 3.19 of the ENSA Disclosure Letter, no customer which individually accounted for more than 5% of ENSA's gross revenues during the 12 month period preceding the date hereof, and no supplier of ENSA, has canceled or otherwise terminated, or made any written threat to ENSA to cancel or otherwise terminate, its relationship with ENSA, or has at any time on or after September 30, 1995 decreased materially its services or supplies to ENSA in the case of any such supplier, or its usage of the services of ENSA in the case of any such customer, and to ENSA's best knowledge, no such supplier or customer intends to cancel or otherwise terminate its relationship with ENSA or to decrease materially its services or supplies to ENSA or its usage of the services of ENSA, as the case may be. From and after the date hereof, no customer which individually accounted for more than 5% of ENSA's gross revenues during the 12 month period preceding the Closing Date, has canceled or otherwise terminated, or made any written threat to ENSA to cancel or otherwise terminate prior to a scheduled termination date, for any reason, including without limitation the consummation of the transactions contemplated hereby, its relationship prior to a scheduled termination date with ENSA, and to ENSA's best knowledge, no such customer intends to cancel or otherwise terminate its relationship with ENSA or to decrease materially its usage of the services or products of ENSA. ENSA has not knowingly breached, so as to provide a benefit to ENSA that was not intended by the parties, any agreement with, or engaged in any fraudulent conduct with respect to, any customer or supplier of ENSA.

        SECTION 3.20 Absence of Questionable Payments. Neither ENSA nor any director, officer, agent, employee or other Person acting on behalf of ENSA has used, or authorized the use of, any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of
Section 30A of the Exchange Act. Neither ENSA nor any current director, officer, agent, employee or other Person acting on behalf of ENSA, has accepted or received any unlawful contributions, payments, gifts, or expenditures.

        SECTION 3.21 Information Supplied. None of the information supplied or to be supplied by ENSA for inclusion or incorporation by reference in (i) the proxy statement in definitive form relating to the meeting of ENSA's respective stockholders to be held in connection with the Merger (the "Proxy Statement") will, at the date first mailed to stockholders, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of circumstances under which they are made, not misleading and (ii) the Proxy Statement or any amendment thereof or supplement thereto will, at the time of the meetings of ENSA's respective stockholders to be held in connection with the Merger, contain any untrue statement of a material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for such meeting of stockholders. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.


        SECTION 3.22 Section 203 of the DGCL Not Applicable. The provisions of
Section 203 of the DGCL will not, prior to the termination of this Agreement, apply to this Agreement, the Merger or the other transactions contemplated hereby.

        SECTION 3.23 Disclosure. No representation or warranty by ENSA in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, to make the statements herein or therein not misleading. There is no fact known to ENSA which could have a Material Adverse Effect on ENSA, which has not been set forth in the SEC Documents or in this Agreement.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF ERD AND EAC


        ERD and EAC represent and warrant to ENSA as follows:

        SECTION 4.1 Organization. Each of ERD and EAC is a corporation duly incorporated, validly existing and in good standing under the laws of its state of organization and has full corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

        SECTION 4.2 Corporate Authority. Each of ERD and EAC has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by each of ERD and EAC of this Agreement have been duly authorized by all requisite corporate action on the part of ERD and EAC, respectively. This Agreement has been duly executed and delivered by each of ERD and EAC, and (assuming due execution and delivery by ENSA) this Agreement constitutes a valid and binding obligation of ERD and EAC, enforceable in accordance with its terms.

        SECTION 4.3 No Violation; Consents and Approvals. Neither ERD, EAC nor any of their respective properties or assets, is subject to or bound by any provision of:

            (a) any law, statute, rule, regulation, ordinance or judicial or administrative decision;

            (b) any provision of its certificate of incorporation or by-laws; or

            (c) any judgment, order, writ, injunction or decree,

that would impair, prohibit or prevent, or would be violated or breached by, or under which there would be a material default (with or without notice or lapse of time, or both) as a result of, the execution, delivery and performance by each of ERD and EAC of this Agreement and the consummation of the transactions contemplated hereby, except in the case of any Local Law or Permit, where such event or occurrence is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on ERD.

        SECTION 4.4 Litigation. There is no (i) outstanding consent, order, judgment, writ, injunction, award or decree of any court or arbitration tribunal against or involving ERD, or any of its properties or assets, (ii) action, suit, claim, counterclaim, litigation, arbitration, dispute or proceeding pending or, to ERD's knowledge, threatened against ERD, or any of its properties or assets or (iii) to ERD's knowledge, investigation or audit pending or threatened against or relating to ERD, or any of its respective properties or assets or any of its officers or directors (in their capacities as such), which, individually or in the aggregate, is reasonably likely to impair, prohibit or prevent the consummation of the transactions contemplated hereby.

        SECTION 4.5 Disclosure. No representation or warranty by ERD or EAC in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, to make the statements herein or therein not misleading.


                                    ARTICLE V

                                COVENANTS OF ENSA

        ENSA hereby covenants and agrees as follows:

        SECTION 5.1 Regular Course of Business. Except as otherwise consented to in writing by ERD, prior to the Effective Time of the Merger, ENSA shall carry on its business diligently and in the ordinary course only and, without limiting the generality of the foregoing, ENSA shall use its best efforts to (i) preserve its present business organization intact; (ii) keep available the services of its executive officers and any management or sales personnel and preserve its present relationships with distributors, customers, suppliers and other persons having business dealings with it; (iii) maintain its properties and assets (other than those disposed of in the ordinary course of business consistent with prior practice) in good repair and condition, except for ordinary wear and tear; and (iv) maintain its books of account and records in accordance with GAAP and in the usual, regular and ordinary manner and consistent with prior practice.

        SECTION 5.2 Restricted Activities and Transactions. Except as specifically consented to in writing by ERD, prior to the Effective Time of the Merger, ENSA shall not:

            (a) amend its certificate of incorporation or by-laws;

            (b) except pursuant to conversion rights or options in existence on the date hereof, (none of which conversion rights or options were issued or created since the end of ENSA's last fiscal year) issue, sell or deliver, or agree to issue, sell or deliver, any shares of any class of capital stock of ENSA, any securities convertible into any such shares or convertible into securities in turn so convertible or any options, warrants or other rights calling for the issuance, sale or delivery of any such shares or convertible securities;

            (c) encumber any of its properties or assets, except for Permitted Encumbrances;

            (d) except in the ordinary course of business (and consistent with prior practice), (i) borrow, or agree to borrow, any funds or voluntarily incur, assume or become subject to, whether directly or by way of guaranty or otherwise, any obligation or liability (absolute or contingent), (ii) cancel or agree to cancel any debts or claims, (iii) lease, sublease, sell or otherwise transfer, agree to lease, sublease, sell or otherwise transfer, or grant or agree to grant any preferential rights to lease or otherwise acquire, any of its properties or assets,
        (iv) make or agree to make any capital expenditure in excess of $25,000 in any individual case or $100,000 in the aggregate, (v) make or permit any amendment or termination of any Contract or (iv) terminate service to any customer;

            (e) grant any increase in compensation to any employee (except in the ordinary course of business and consistent with prior practice), officer or director of ENSA or any sales agent, terminate any employment agreement or sales agency agreement with any sales agent or enter into any agreement to make any special bonus payment to or severance arrangement with any employee (except in the ordinary course of business and consistent with prior practice), officer, director or agent of ENSA;

            (f) enter into or make any change in any employee benefit program, except as required by law;

            (g) acquire control or ownership of any Person, or acquire control or ownership of the customer list or any other substantial portion of the assets of any Person, or merge, consolidate or otherwise combine with any other Person, or enter into any agreement providing for any of the foregoing;

            (h) except in the ordinary course of business, change in any material respect any arrangement with any agent, distributor or material customer or supplier or change the accounting practices and principles utilized in the preparation of the Financial Statements or the method of recognition of revenue;

            (i) except in the ordinary course of business, enter into or agree to enter into any transaction except for the settlement of ENSA's litigation with ENSR, Inc. as described in Section 3.14 of the ENSA Disclosure Letter;

            (j) except as required for the Series B or Series C Stockholders, declare or pay any dividend or make any distribution on its capital stock in cash, stock or property, redeem, repurchase or otherwise acquire any shares of ENSA Common Stock or Preferred Stock;

            (k) fail duly and timely (by the due date or any duly granted extension thereof) to file any Tax Reports or Tax Returns required to be filed with federal, state, local, foreign and other authorities; or

            (l) unless it is contesting the same in good faith and, if appropriate, has established reasonable reserves therefor, fail either
        (i) promptly to pay any Taxes that are shown on such returns or otherwise lawfully levied or assessed upon or payable by it or on or with respect to any of its properties or assets, or (ii) to withhold, collect and pay to the proper governmental authorities, or hold in separate bank accounts for such payment, any Taxes and other assessments that are required by law to be so withheld, collected and paid or so held.

For purposes of this Section 5.2, no action by ENSA involving, or for the direct or indirect benefit of, any Affiliated Person shall be considered an action in the ordinary course of business.

        SECTION 5.3 Preparation of the Proxy Statement. ENSA shall promptly prepare and file with the SEC the Proxy Statement and shall use its best efforts to cause the Proxy Statement to be mailed to the stockholders of ENSA at the earliest practicable date.

        SECTION 5.4 Stockholders' Meeting. ENSA shall call a meeting of its stockholders to be held as promptly as practicable for the purpose of voting upon the adoption of this Agreement. ENSA will, through its Board of Directors, unanimously recommend to its stockholders approval of this Agreement and to solicit proxies in favor of the adoption of this Agreement, and shall take all other action necessary or advisable to secure the vote or consent of stockholders required to effect the Merger.

        SECTION 5.5 Access to Information. ENSA agrees that ERD and EAC may conduct such reasonable investigation with respect to the business, business prospects, assets, liabilities (contingent or otherwise), results of operations, employees and financial condition of ENSA as will permit ERD and ENSA to evaluate their interest in the transactions contemplated by this Agreement.


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        SECTION 5.6 Additional Agreements; Best Efforts. ENSA shall use its best efforts to take, or cause to be taken, all action and, to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, subject to the appropriate votes of the stockholders of ENSA, including cooperation fully with ERD and EAC, including by provision of information and making all necessary filings in connection with, among other things, any approvals required from Governmental Entities. In case at any time after the Effective Time of the Merger any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of ENSA shall take all such necessary action.

        SECTION 5.7 No Solicitation. ENSA shall not, prior to April 10, 1996, and shall not authorize or permit any of its officers, directors or employees or any investment banker, financial adviser, attorney, accountant or other representative retained by it to, (a) solicit, initiate or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Takeover Proposal, or (b) agree to or endorse any Takeover Proposal. Notwithstanding the immediately preceding sentence, if ENSA shall not have breached the covenant provided by clause (a) of the immediately preceding sentence and a Takeover Proposal, or a written expression of interest that can reasonably be expected to lead to a Takeover Proposal, shall occur, then, to the extent necessary in the written opinion of legal counsel to ENSA or its Board of Directors consistent with the fiduciary obligations of ENSA's Board of Directors, ENSA and its officers, directors, employees, investment bankers, financial advisors, attorneys, accountants and other representatives retained by it may furnish in connection therewith information and take such other actions as are consistent with the fiduciary obligations of ENSA's Board of Directors, and such actions shall not be considered a breach of this Section 5.7 or any other provision of this Agreement. ENSA shall promptly advise ERD orally and in writing of any inquiries or Takeover Proposals. In the event the stock or assets of ENSA are sold to a third party making a Takeover Proposal, for consideration greater than the consideration to be paid by ERD pursuant to this Agreement, ENSA shall pay to ERD the sum of $100,000 as liquidated damages. As used in this Agreement, "Takeover Proposal" shall mean any tender or exchange offer, proposal for a merger, consolidation or other business combination involving ENSA and made by a Person other than ERD or any proposal or offer to acquire in any manner a substantial equity interest in, or a substantial portion of the assets of, ENSA other than the transactions contemplated by this Agreement, which is received by ENSA prior to the termination of this Agreement.

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        SECTION 5.8 Advice of Changes; SEC Filings. ENSA shall confer on a regular and frequent basis with ERD, report on operational matters and promptly advise ERD of any change or event having, or which, insofar as can reasonably be foreseen, could have, a Material Adverse Effect on ENSA. ENSA shall promptly provide ERD (or its counsel) copies of all filings made by it with any state or federal governmental entity in connection with this Agreement and the transactions contemplated hereby.

        SECTION 5.9 Actions at Request of ERD. Between the date hereof and the Closing, the President of ERD shall be permitted to recommend to Colin that certain actions be taken by ENSA or that certain activities cease. In the event that Colin does not agree with such recommendation, the matter shall be resolved by a majority vote of a quorum of the board of directors of ENSA.

        SECTION 5.10 Actions at Closing. ENSA shall take all actions required to be taken at Closing by the terms of this Agreement.

                                   ARTICLE VI

                            COVENANTS OF EAC AND ERD

        EAC and ERD hereby covenant and agree as follows:

        SECTION 6.1 Amendment of ERD Stock Option Plan. The board of directors of ERD shall authorize an amendment to its Employee Stock Option Plan to (i) increase the number of authorized options thereunder to 1,000,000 and (ii) permit the grant of options to consultants, and shall recommend ratification of such amendment by ERD's stockholders at the next meeting of its stockholders.

        SECTION 6.2 Registration of Employee Stock Options on Form S-8. Prior to the Closing Date, ERD shall file with the SEC a Form S-8 registration statement with respect to its employee stock option plan, and the shares and options covered thereby.

        SECTION 6.3 Best Efforts to Obtain Financing. ERD shall use its best efforts to obtain financing on terms reasonably satisfactory to ERD's board of directors to enable ERD to pay the Common Stock Conversion Amount and the Preferred Stock Conversion Amount.

        SECTION 6.4 Confidential Information. Each of ERD and EAC will hold and will cause their respective representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the opinion of its counsel, by other requirements of law, all documents and information concerning ENSA furnished to ERD and EAC in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (a) previously known by ERD or EAC prior to its disclosure to ERD or EAC by ENSA, (b) in the public domain through no fault of ERD or EAC or (c) later lawfully acquired by the ERD or EAC from other sources that are not under an obligation of confidentiality) and will not release or disclose such information to any other Person, except in connection with this Agreement to its lenders, auditors, attorneys, financial advisors and other consultants and advisors.

        SECTION 6.5 Actions at Closing. Each of ERD and EAC shall take all actions required to be taken at Closing pursuant to the terms of this Agreement.


                                   ARTICLE VII

                                MUTUAL COVENANTS

        Each of the parties to this Agreement hereby covenants and agrees, as to itself, as follows:

        SECTION 7.1 Expenses. Each party shall pay all costs and expenses incurred by such party in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated; provided, however, ENSA shall not pay fees of its counsel in excess of $100,000 for services relating to the Merger without the written consent of ERD.

        SECTION 7.2 Public Announcements. None of the parties hereto shall make any disclosure to the public concerning this Agreement or the transactions contemplated hereby other than with the express written consent of the other parties hereto, except as may be required by law, or by rule, regulation or announcement of a governmental or quasi-governmental agency. To the extent reasonably practicable, any press release proposed to be issued by any party hereto shall be submitted to the other parties hereto for approval, which approval shall not be unreasonably withheld or delayed.

        SECTION 7.3 Further Assurances. Each party hereto agrees to execute and deliver such instruments and take such other actions as any other such party may reasonably request in order to carry out the intent of this Agreement.

        SECTION 7.4 Preparation of Required Filings. ERD and EAC, on the one hand, and ENSA on the other hand, shall (a) cooperate with one another in determining whether any filings are required to be made or consents or approvals are required to be obtained in any jurisdiction in connection with the consummation of the transactions contemplated hereby and in making any such filings promptly and in seeking to obtain timely any such consents or approvals, and (b) use their best efforts to cause the satisfaction of the conditions within their control to the others' obligation at the Closing. The respective parties shall each furnish to one another and to one another's counsel all such information as may be required in order to fulfill the foregoing obligations.

        SECTION 7.5 Representations to Remain Accurate. None of the parties hereto will take, agree to take, or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of their respective businesses, or otherwise, which would cause any of the respective representations of the parties contained herein to be or become untrue in any material respect on or before Closing.


                                  ARTICLE VIII

                            CONDITIONS TO OBLIGATIONS
                                 OF ERD AND EAC

        The obligations of ERD and EAC to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, or to the waiver by them in the manner provided by Section 12.4, at or before the Closing, of each of the following conditions:

        SECTION 8.1 Representations and Warranties. The representations and warranties of ENSA contained in this Agreement, including any schedule, exhibit or certificate delivered pursuant hereto shall be complete and correct as of the date when made, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and shall then be complete and correct.

        SECTION 8.2 Performance of Covenants. ENSA shall have performed and complied in all material respects with each covenant, agreement and condition required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

        SECTION 8.3 Update Certificate. ERD shall have received favorable certificates, dated the Closing Date, signed by the President of ENSA as to the matters set forth in Sections 8.1 and 8.2.

        SECTION 8.4 No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect that restrains or prohibits any transaction contemplated hereby or that would limit or affect EAC's or ENSA's ownership or operation of the business of ENSA; no suit, action, investigation, inquiry or proceeding by any governmental body or other person or entity shall be pending or threatened against

ERD, EAC or ENSA that challenges the validity or legality, or that seeks to restrain the consummation, of the transactions contemplated hereby or that seeks to limit or otherwise affect ERD's or EAC's right to own or operate the business of ENSA; and no written advice shall have been received by ERD, EAC, ENSA or by any of their respective counsel from any governmental body, and remain in effect, stating that an action or proceeding will, if the Merger is consummated or sought to be consummated, be filed seeking to invalidate or restrain the Merger or limit or otherwise affect ERD's or EAC's ownership or operation of ENSA.

        SECTION 8.5 Approval of Stockholders of ENSA. The Merger shall have been approved by the requisite number of shares of ENSA, including the approval of a majority of shares held by Disinterested Stockholders of ENSA.

        SECTION 8.6 Opinion of Counsel. ENSA shall have delivered to ERD an opinion of Connolly, Epstein, Chicco, Foxman, Engelmyer and Ewing, dated the Closing Date and addressed to ERD, as to the following matters:

                           (i) ENSA and each of its subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their respective states of incorporation.

                         (ii) ENSA has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement and Plan of Merger and all other agreements, certificates or instruments to be executed by ENSA in connection therewith (the "Other Agreements"). The execution, delivery and performance of the Agreement and Plan of Merger and the Other Agreements and the consummation of the transactions contemplated thereby have been duly authorized by all requisite corporate action by ENSA.

                       (iii) Each of the Agreement and Plan of Merger and the Other Agreements has been duly executed and delivered by ENSA and (assuming each of the Agreement and Plan of Merger and the Other Agreements has been duly authorized, executed and delivered by each other party thereto) constitutes the valid and binding obligation of ENSA enforceable against ENSA in accordance with its terms, except that
         (i) enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                         (iv) To the best of our knowledge after due inquiry, no approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing or registration with, any governmental or regulatory authority is required in order to permit ENSA to perform its obligations under the Agreement and Plan of Merger and/or the Other Agreements.

                           (v) Neither the execution, delivery and performance of the Agreement and Plan of Merger or the Other Agreements, nor the consummation by ENSA of the transactions contemplated by the Agreement and Plan of Merger and the Other Agreements will conflict with, or result in a breach or violation of, any provision of the articles of incorporation or By-Laws of ENSA.

        SECTION 8.7 Employment Agreements. Colin shall have executed and delivered to EAC the Colin Employment Agreement. Jacobsen shall have executed and delivered to EAC the Jacobsen Employment Agreement.

        SECTION 8.8 Investigation. Neither any investigation of ENSA by ERD to be completed 45 days from the date hereof, nor the schedules or exhibits to this Agreement, nor any other document delivered to ERD as contemplated by this Agreement, shall have revealed any facts or circumstances which, in the good faith judgment of ERD, reflect in a material adverse way on the assets, business, condition, financial or otherwise, or results of operations or prospects of ENSA; provided, however, that if ERD does not advise ENSA of such facts or circumstances prior to the 46th day from the date hereof the condition to Closing set forth in this Section 8.8 shall be deemed to be waived by ERD.

        SECTION 8.9 No Material Adverse Change. Prior to the Closing Date, there shall be no material adverse change in the assets, business, condition, financial or otherwise, results of operations or prospects of ENSA, whether in the ordinary course of business or otherwise, for any reason whatsoever, including, without limitation, as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or act of God or other public force or otherwise, and ENSA shall have delivered to ERD a certificate, dated the Closing Date, to such effect.

                                   ARTICLE IX

                          CONDITIONS TO THE OBLIGATIONS
                                     OF ENSA

        The obligations of ENSA to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, or to the waiver by ENSA in the manner contemplated by Section 12.4, at or before the Closing, of each of the following conditions:

        SECTION 9.1 Representations and Warranties. The representations and warranties of ERD and EAC contained in this Agreement, including any schedule, exhibit or certificate delivered pursuant hereto shall be complete and correct as of the date when made, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and shall then be complete and correct.

        SECTION 9.2 Performance of Covenants. ERD shall have performed and complied in all material respects with each covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

        SECTION 9.3 Update Certificate. ENSA shall have received a favorable certificate, dated the Closing Date, signed by [the President of ERD] as to the matters set forth in Sections 9.1 and 9.2.

        SECTION 9.4 No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect that restrains or prohibits any transactions contemplated hereby; no suit, action, investigation, inquiry or proceeding by an governmental body or other person or entity shall be pending or threatened against ERD, EAC or ENSA that challenges the validity or legality, or that seeks to restrain the consummation, of, the Merger; and no written advice shall have been received by ERD, EAC, ENSA or their respective counsel from any governmental body, and remain in effect, stating that an action or proceeding will, if the Merger is consummated or sought to be consummated, be filed seeking to invalidate or restrain the Merger.

        SECTION 9.5 Opinion of Counsel. ERD shall have delivered to ENSA an opinion of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, dated the Closing Date and addressed to ENSA, as to the following matters:

                           (i) ERD is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                         (ii) EAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                       (iii) Each of ERD and EAC has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement and Plan of Merger and all other agreements, certificates or instruments to be executed by ERD or EAC in connection therewith (the "Other Agreements"). The execution, delivery and performance of the Agreement and Plan of Merger and the Other Agreements and the consummation of the transactions contemplated thereby have been duly authorized by all requisite corporate action by each of ERD and EAC.

                         (iv) Each of the Agreement and Plan of Merger and the Other Agreements has been duly executed and delivered by ERD and EAC and (assuming each of the Agreement and Plan of Merger and the Other Agreements has been duly authorized, executed and delivered by each other party thereto) constitutes the valid and binding obligation of each of ERD and EAC enforceable against each of them in accordance with its terms, except that (i) enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                         (v) To the best of my knowledge after due inquiry, no approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing or registration with, any governmental or regulatory authority is required in order to permit ERD or EAC to perform their respective obligations under the Agreement and Plan of Merger and/or the Other Agreements, except those which have previously been obtained.

                         (vi) Neither the execution, delivery and performance of the Agreement and Plan of Merger or the Other Agreements, nor the consummation by ERD or EAC of the transactions contemplated by the Agreement and Plan of Merger and the Other Agreements will conflict with, or result in a breach or violation of, any provision of the articles of incorporation or By-Laws of ERD or EAC.

        SECTION 9.6 Approvals of Stockholders of ENSA. The Merger shall have been approved by the requisite number of shares of ENSA, including the approval of a majority of shares held by Disinterested Stockholders of ENSA.

        SECTION 9.7 Payment of Investment Banking Fee. At the Closing, ENSA shall have paid to The Argentum Group $100,000 pursuant to the terms of the Investment Banking Agreement.


                                    ARTICLE X

                                   TERMINATION

        SECTION 10.1 Termination.

        This Agreement may be terminated:

            (a) by the mutual consent in writing of ERD and ENSA;

            (b) by ERD or by ENSA, at any time after April 10, 1996, (or such later date as shall have been agreed to in writing by ERD and ENSA) unless, prior to termination under this Section 10.1(b), this Agreement is terminated by ERD or ENSA pursuant to Section 10.1(c) below; or

            (c) by ERD, if there has been a material misrepresentation by ENSA, or a material breach on the part of ENSA of any of their warranties or covenants set forth herein, or a material failure on the part of ENSA to comply with any of their other obligations hereunder; or by ENSA if there has been a material misrepresentation by ERD; or a material breach on the part of ERD of any of its warranties or covenants set forth herein, or a material failure on the part of ERD to comply with any of its other obligations hereunder; or

            (d) by ERD, within 45 days after the date hereof, if its due diligence investigation shall disclose to ERD any fact or circumstances which, in the good faith judgment of ERD, reflect in a material adverse way on the assets, business, condition, financial or otherwise, or results of operations of ENSA as a result of which ERD shall determine, not to close hereunder. Failure or delay by ENSA in furnishing information reasonably requested by ERD pursuant to Section 5.5 shall extend such 45-day period for an amount of time equal to any such delay.

The exercise of the power of termination provided in this Section 10.1 shall be effective only after written notice thereof, signed on behalf of the party exercising such power by its duly authorized officer, shall have been given to the other parties. If this Agreement is terminated in accordance with this
Article X, the Merger shall be abandoned without further action by ENSA or ERD.

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        SECTION 10.2 Certain Liabilities. In the event of a termination pursuant to Section 10.1(a) or 10.1(b)hereof, the transactions contemplated herein shall be abandoned without any liability or further obligation of any party to any other party to this Agreement but, in the case of a termination pursuant to any other subsection of Section 10.1 hereof, such termination shall be without prejudice to a party's remedies in respect of a breach, default or nonfulfillment of any representation, warranty, covenant or obligation hereunder by any other party to this Agreement occurring prior to the date of termination. In the event that any breach, default or nonfulfillment of any representation, warranty, covenant or obligation hereunder on the part of a party hereto shall have occurred, in addition to any other remedy, the non-defaulting party shall be entitled to seek and obtain an order of specific performance thereof against the defaulting party from a court of competent jurisdiction.


                                   ARTICLE XI

                             POST CLOSING COVENANTS

        SECTION 11.1 Deposit of Funds with Exchange Agent. Within five (5) business days following the Closing, EAC and ERD shall deposit with the Exchange Agent sufficient funds to pay to ENSA stockholders the amounts to which they are entitled to receive upon surrender of the certificates representing ENSA's Common Stock and Series B Preferred Stock ("Conversion Payments"), and shall cause the Letter of Transmittal to be mailed to each holder of record of ENSA Common Stock and Series B Preferred Stock, other than ERD and holders of Dissenting Shares.

        SECTION 11.2 Mailing of Conversion Payments. ERD and EAC, jointly and severally, shall take all appropriate actions to cause Conversion Payments to be mailed to each ENSA stockholder within three (3) business days following receipt by the Exchange Agent of certificates representing shares converted into the right to receive the Conversion Payments and a duly executed Letter of Transmittal from such stockholder.


                                   ARTICLE XII

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                            AND COVENANTS; INDEMNITY

        SECTION 12.1 Survival of Representations and Warranties. The respective representations and warranties and covenants of ENSA, ERD and EAC contained in this Agreement or in any Exhibit or any certificate or other document delivered pursuant hereto shall survive until the Effective Time of the Merger and the consummation of the transactions contemplated by this Agreement. The representations and warranties contained in this Agreement or any document delivered pursuant hereto shall not be affected or deemed waived by reason of the fact that any other party to this Agreement and/or its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

        SECTION 13.1 Entire Agreement. This Agreement (including all Schedules and Exhibits hereto), together with the other documents and certificates delivered hereunder, state the entire agreement of the parties, merge all prior negotiations, agreements and understandings, if any, and state in full all representations, warranties and agreements which have induced this Agreement, except that any confidentiality agreements heretofore executed and delivered by the parties hereto shall not be so merged and shall continue in full force and effect. Each party agrees that in dealing with third parties no contrary representations will be made.

        SECTION 13.2 Notices. All notices and demands of any kind which any party hereto may be required or desire to serve upon another party under the terms of this Agreement shall be in writing and shall be served upon such other party: (a) by personal service upon such other party at such other party's address set forth on the signature pages of this Agreement; or (b) by mailing a copy thereof by certified or registered mail, postage prepaid, with return receipt requested, addressed to such other party at the address of such other party set forth on the signature pages of this Agreement; or (c) by sending a copy thereof by Federal Express or equivalent courier service, addressed to such other party at the address of such other party set forth on the signature pages of this Agreement; or (d) by sending a copy thereof by facsimile to such other party at the facsimile number, if any, of such other party set forth on the signature pages of this Agreement.

        In case of service by Federal Express or equivalent courier service or by facsimile or by personal service, such service shall be deemed complete upon receipt. In the case of service by mail, such service shall be deemed complete upon reasonable proof of receipt. The addresses and facsimile numbers to which, and persons to whose attention, notices and demands shall be delivered or sent may be changed from time to time by notice served, as hereinabove provided, by any party upon the other parties.

        SECTION 13.3 Amendment. This Agreement may be modified or amended only by an instrument in writing, duly executed by all of the parties hereto.

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        SECTION 13.4 Nonwaiver. No waiver by any party of any term, provision, covenant, representation or warranty contained in this Agreement (or any breach thereof) shall be effective unless it is in writing executed by the party against which such waiver is to be enforced; no waiver shall be deemed or construed as a further or continuing waiver of any such term, provision, covenant, representation or warranty (or breach) on any other occasion or as a waiver of any other term, provision, covenant, representation or warranty (or of the breach of any other term, provision covenant, representation or warranty) contained in this Agreement on the same or any other occasion.

        SECTION 13.5 Counterparts. For the convenience of the parties, any number of counterparts hereof may be executed, each such executed counterpart shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

        SECTION 13.6 Assignment; Binding Nature; No Beneficiaries. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

        SECTION 13.7 Headings. The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

        SECTION 13.8 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and to be entirely performed therein. In the event of any controversy or claim arising out of or relating to this Agreement or any agreement entered into in connection herewith or the breach or alleged breach hereof or thereof. Each of the parties hereto agrees that service of process or of any other papers upon such party by registered mail at the address to which notices are required to be sent to such party under Section 12.2 shall be deemed good, proper and effective service upon such party.

        SECTION 13.9 Specific Performance. Each of the parties hereto acknowledges and agrees that the other parties would be damaged irreparably in the event any of the covenants contained in this Agreement and the agreements entered into in connection herewith are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties shall be enti- tled to an injunction or injunctions to prevent breaches of the covenants contained in this Agreement and the agreements entered into in connection herewith and to enforce specifically this Agreement and the agreements entered into in connection herewith in addition to any other remedy to which such other parties may be entitled at law or in equity, without proving damages or that monetary damages would not be an adequate remedy for such breach. The remedies provided for or permitted by this Agreement shall be cumulative and the exercise by any party of any remedy provided for herein or available hereunder shall not preclude the assertion or exercise by such party of any other right or remedy provided for herein or available hereunder.

        SECTION 13.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power, and is hereby directed, to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid and unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

        SECTION 13.11 Construction. In this Agreement (i) words denoting the singular include the plural and vice versa, (ii) "it" or "its" or words denoting any gender include all genders, (iii) the word "including" shall mean "including without limitation", whether or not expressed, (iv) any reference to a statute shall mean the statute and any regulations thereunder in force as of the date of this Agreement or the Closing Date, as applicable, unless otherwise expressly provided, (v) any reference herein to a Section, Article, Schedule or Exhibit refers to a Section or Article of or a Schedule or Exhibit to this Agreement, unless otherwise stated, (vi) "business day" means any day other than a day on which commercial banks in New York, New York are authorized or required by law to be closed for business, (vii) any reference to a party's "best efforts" or "reasonable efforts" shall not include any obligation of such party to pay, or guaranty the payment of, money or other consideration to any third party or to the imposition on such party or its Affiliates of any conditions reasonably considered by such party to be materially burdensome to such party or its Affiliates, and (viii) except as otherwise expressly provided herein, all dollar amounts are expressed in United States funds.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first written above.

                                             ENVIRONMENTAL SERVICES OF AMERICA,
                                              INC.


Attest:                                      By /s/ JON COLIN
                                               --------------------------------
                                               Jon Colin
/s/ JOSEPH T. JACOBSON                         Title: President
-----------------------------------
Secretary
Address:
          937 East Hazelwood Avenue
          Building #2
          Rahway, N.J. 07065

Attn: President

Facsimile No.: 908-381-7887


                                               ERD WASTE CORP.


                                               By /s/ JOSEPH WISNESKI
                                                  -----------------------------
                                                 Joseph Wisneski
                                                 Title: President
Address:
          356 Veterans Memorial Highway
          Commack, NY 11725

Attn: President

Facsimile No.: 516-543-0678

                                                ENSA ACQUISITION CORP.


                                                By /s/ JOSEPH WISNESKI
                                                  -----------------------------
                                                  Joseph Wisneski
                                                  Title: President
Address:
          356 Veterans Memorial Highway
          Commack, NY 11725

Attn: President

Facsimile No.: 516-543-0678

                              EMPLOYMENT AGREEMENT


        This Employment Agreement ("Agreement"), effective as of
_______________, 1996, by and between ENSA ACQUISITION CORP. (hereinafter the "Company"), a Delaware corporation, and Jon Colin (hereinafter "Employee").

        WHEREAS, the Company is a party to an agreement and plan of merger among the Company, ERD Waste Corp. ("ERD") and "ENSA" Acquisition Corp. ("EAC") (the "Merger Agreement") pursuant to which EAC shall be merged with and into the Company (the "Merger");

        WHEREAS, the Merger Agreement contemplates that the Company will enter into an employment agreement with Employee;

        WHEREAS, the Company desires to employ the Employee on the terms and conditions provided in this Agreement;

        WHEREAS, the Employee desires to accept such employment and to render services to the Company on the terms and conditions provided in this Agreement;

        NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

        1. EMPLOYMENT: The Company shall employ Employee and Employee shall accept such employment and shall render services under the conditions and terms set forth herein. During the period of his employment, Employee shall devote his full time, attention, energy, knowledge and skill to the business and interests of the Company, from offices of the Company to be maintained in the Central New Jersey area, and the Company shall be entitled to the profits and other benefits arising from or incident to the work, services and advice of Employee. Employee shall render services to the Company as an Executive Vice President with the primary responsibility of seeking out and consulting on potential mergers and acquisitions to be undertaken by the Company, and shall perform such other duties and responsibilities as may be assigned to the Employee from time to time by the board of directors (the "Directors"), Chief Executive Officer or President of the Company. Employee shall abide by the practices and policies of the Company governing the conduct of employees.

        2. TERM: The term of Employee's employment under this Agreement shall commence at the Effective Time of the Merger, as provided in the Merger Agreement (the "Effective Date") and shall end on the third year anniversary date of the Effective Date, unless sooner terminated as provided in this Agreement.

        3. COMPENSATION:

        a. During the term of his employment hereunder, the Company shall pay Employee a base salary at the rate

                                Exhibit 2.5 (ii) to Agreement and Plan of Merger
of Two Hundred Twenty Five Thousand ($225,000) Dollars per year.Employee's base salary shall be paid in equal, bi-weekly installments commencing with the first pay period immediately following the Effective Date.

        b. In addition to his base salary, Employee shall be awarded options to acquire 300,000 shares of Common Stock of ERD under ERD's 1994 Stock Option Plan pursuant to a stock option agreement (the "Stock Option Agreement") effective on the date hereof.

        4. OTHER BENEFITS:

        a. The Company shall pay Employee for ordinary and reasonable business expenses incurred by him in the performance of services pursuant to this Agreement, upon submission of receipts or other evidence of such expenditures that is satisfactory to the Company. In addition, during the term of Employee's employment hereunder, the Company shall provide Employee with a Company-owned or leased automobile for his use or reimburse Employee for his costs in leasing such automobile, generally on the same basis as the Company has heretofore provided an automobile or reimbursement to Employee. Employee shall keep such records and shall deliver to the Company such documentation covering such expenses as the Company shall require.

        b. During the term of his employment, Employee shall be entitled to participate in any medical, health, disability and accident or other hospitalization or insurance plan established by the Company for its employees generally and the employee benefits provided to Employee by the Company shall be no less than his present benefits at the Company.

        c. During each full year of the term of Employee's employment hereunder (such year being determined by reference to the first day of the calendar month following the Effective Date, and ending twelve months thereafter) Employee shall be entitled to five (5) weeks paid vacation which shall not be cumulative from year to year.

        5. TERMINATION:

        a. Subject to the terms and conditions set forth in this Agreement, the Company may, at any time, with or without cause, terminate Employee's employment hereunder, upon delivery of written notice of termination to Employee.

        b. If Employee's employment is terminated for cause, (i) Employee shall be entitled to receive his base salary through the date of termination in full satisfaction of all obligations of the Company to Employee, (ii) all of Employee's unexercised options granted pursuant to the Stock Option Agreement, whether vested or unvested, shall be cancelled and (iii) Employee shall no longer be entitled to the benefits provided in Section 4, above. For purposes of this Agreement, "for Cause" shall mean

                                Exhibit 2.5 (ii) to Agreement and Plan of Merger
and be limited to embezzlement of Company funds, theft of Company property or any comparable act of dishonesty or fraud in connectionwith Employee's employment by the Company or other comparable action materially harmful to the Company.


        c. If Employee's employment is terminated without cause (i) the Company shall be obligated to pay Employee's base salary when payment of Employee's base salary would otherwise be due and without interruption, as provided in Section 3(a) for the entire term of this Agreement such payment shall be in full satisfaction of all of the obligations of the Company to Employee under Sections 3(a) and 4(a), (b) and (c) other than previously unreimbursed expenses to which Employee is entitled under Section 4(a); and (ii) all of Employee's unvested options granted pursuant to the Stock Option Agreement shall immediately vest and shall be exercisable as provided in the Stock Option Agreement.

        6. NON-SOLICITATION: If Employee's employment is terminated at any time during the term hereof for any reason other than Employee's death, the Company, at its election, by notice to Employee given not later than ten (10) days after such termination and referring specifically to this subparagraph, shall have the right to require for one (1) year from the date of termination (the "restricted period") that Employee not directly or indirectly solicit the business of any customer of the Company or the employment of any employee of the Company, and, if the Company so elects, Employee agrees not to solicit such business or employment, provided that in the case of termination of Employee by the Company that is not for cause, (i) the Company continues to pay to Employee during the restricted period, when payment of Employee's base salary would otherwise be due and without interruption, an amount equal to one hundred (100%) percent of Employee's base salary in effect immediately prior to termination. Any failure by the Company to make the payments required hereunder as and when due, shall constitute a full and irrevocable waiver of the Company's rights under this paragraph 6.

        7. ASSIGNMENT: This Agreement is personal in its nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder, except that the Company may assign or transfer this Agreement to a successor organization in the event of merger, consolidation, or transfer of sale of all or substantially all of the assets of the Company, in which case the term Company shall mean such successor, provided that in the case of any such assignment or transfer, the obligations of this Agreement are assumed by such successor or are binding upon and inure to the benefit of such successor as a matter of law.

        8. NOTICES: All notices hereunder shall be in writing and shall be deemed to have been given at the time when mailed in any general or branch United States Post Office enclosed

                                Exhibit 2.5 (ii) to Agreement and Plan of Merger
in a certified post-paid envelope, addressed to the respective parties stated below, or to such changed address as such party may fix by notice as aforesaid:

                To the Company:                 ENSA ACQUISITION CORP.
                                                c/o ERD WASTE CORP.
                                                Attn: Board of Directors
                                                356 Veterans Memorial Highway
                                                Commack, New York  11725
                                                Attn:  Joseph Wisneski,
                                                       President; and

                   To Employee:                 Jon Colin
                                                13 Meadow Lane
                                                Old Bridge, NJ 08853

        9. GOVERNING LAW: This Agreement and all performance under this Agreement shall be governed by the laws of the State of New York.

        10. WAIVER, MODIFICATION: No waiver or modification of this Agreement or of any covenant, condition or limitation contained herein shall be valid or effective unless it is in writing and duly executed by Employee and the Company.

        11. RESOLUTION OF DISPUTES: Any controversy or claim arising out of or relating to this Agreement or the breach thereof, including without limitation a claim for declaratory relief or relief which is equitable in nature, shall be settled by arbitration in the City of New York, New York, by an arbitrator selected by Employee and the Company. The arbitrator shall have the power to award injunctive as well as other relief to carry out the terms of this Agreement. If the Company and Employee cannot agree an the appointment of an arbitrator within ten (10) days after a request for arbitration made by either party, then such arbitrator shall be an attorney-at-law with no prior professional association with any of the parties or their affiliates who is selected in accordance with procedures established and implemented by the American Arbitration Association. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, except as may be otherwise provided in this paragraph 10. All costs of the arbitration, including reasonable attorney's fees, shall be borne as the Arbitrator shall direct. Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction over the parties. Any award of the arbitrator may include interest at a rate or rates considered just under the circumstances by the arbitrator.

                                Exhibit 2.5 (ii) to Agreement and Plan of Merger

        IN WITNESS WHEREOF, Employee has signed his name and the Company, by the signatures of its duly authorized officers, has executed this Agreement, as of the date and year mentioned at the top of page one.

                                       ENSA ACQUISITION CORP.
(CORPORATE SEAL)


                                       By:
                                          --------------------------


                                       Attest:----------------------
                                                    Secretary


WITNESS:

                                       -----------------------------
                                       Jon Colin

                                Exhibit 2.5 (ii) to Agreement and Plan of Merger

                              EMPLOYMENT AGREEMENT


            This Employment Agreement ("Agreement"), effective as of _______________, 1996, by and between ENSA ACQUISITION CORP. (hereinafter the "Company"), a Delaware corporation, and Joseph T. Jacobsen (hereinafter "Employee").

            WHEREAS, the Company is a party to an agreement and plan of merger among the Company, ERD Waste Corp. ("ERD") and ENSA Acquisition Corp. ("EAC") (the "Merger Agreement") pursuant to which EAC shall be merged with and into the Company (the "Merger");

            WHEREAS, the Merger Agreement contemplates that the Company will enter into an employment agreement with Employee;

            WHEREAS, the Company desires to employ the Employee on the terms and conditions provided in this Agreement;

            WHEREAS, the Employee desires to accept such employment and to render services to the Company on the terms and conditions provided in this Agreement;

            NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

            1. EMPLOYMENT: The Company shall employ Employee and Employee shall accept such employment and shall render services under the conditions and terms set forth herein. During the period of his employment, Employee shall devote his full time, attention, energy, knowledge and skill to the business and interests of the Company, from offices of the Company to be maintained in the Central Bucks County, Pennsylvania area, and the Company shall be entitled to the profits and other benefits arising from or incident to the work, services and advice of Employee. Employee shall render services to the Company as the President of the Company's air and consulting group with the primary responsibility of running the air and consulting group of the Company, and shall perform such other duties and responsibilities as may be assigned to the Employee from time to time by the board of directors (the "Directors"), Chief Executive Officer or President of the Company. Employee shall abide by the practices and policies of the Company governing the conduct of employees.

            2. TERM: The term of Employee's employment under this Agreement shall commence at the Effective Time of the Merger, as provided in the Merger Agreement (the "Effective Date") and shall end on the third year anniversary date of the Effective Date, unless sooner terminated as provided in this Agreement.

            3. COMPENSATION: a. During the term of his employment hereunder, the Company shall pay Employee a base salary at the rate

                               Exhibit 2.5 (iii) to Agreement and Plan of Merger
of One Hundred Twenty Five Thousand ($125,000) Dollars per year. Employee's base salary shall be paid in equal, bi-weekly installments commencing with the first pay period immediately following the Effective Date.

            b. In addition to his base salary, Employee shall be awarded options to acquire 50,000 shares of Common Stock of ERD under ERD's 1994 Stock Option Plan, as amended, pursuant to a stock option agreement(the "Stock Option Agreement") effective on the date hereof.

            4. OTHER BENEFITS:

            a. The Company shall pay Employee for ordinary and reasonable business expenses incurred by him in the performance of services pursuant to this Agreement, upon submission of receipts or other evidence of such expenditures that is satisfactory to the Company. In addition, during the term of Employee's employment hereunder, the Company shall provide Employee with a Company-owned or leased automobile for his use or reimburse Employee for his costs in leasing such automobile, generally on the same basis as the Company has heretofore provided an automobile or reimbursement to Employee. Employee shall keep such records and shall deliver to the Company such documentation covering such expenses as the Company shall require.

            b. During the term of his employment, Employee shall be entitled to participate in any medical, health, disability and accident or other hospitalization or insurance plan established by the Company for its employees generally and the employee benefits provided to Employee by the Company shall be no less than his present benefits at the Company.

            c. During each full year of the term of Employee's employment hereunder (such year being determined by reference to the first day of the calendar month following the Effective Date, and ending twelve months thereafter) Employee shall be entitled to five (5) weeks paid vacation which shall not be cumulative from year to year.

            5. TERMINATION:

            a. Subject to the terms and conditions set forth in this Agreement, the Company may at any time, with or without cause, terminate Employee's employment hereunder upon delivery of written notice of termination to Employee.

            b. If Employee's employment is terminated for cause, (i) Employee shall be entitled to receive his base salary through the date of termination in full satisfaction of all obligations of the Company to Employee, (ii) all of Employee's unexercised options granted pursuant to the Stock Option Agreement, whether vested or unvested, shall be cancelled and (iii) Employee shall no longer be entitled to the benefits provided in Section 4,


                               Exhibit 2.5 (iii) to Agreement and Plan of Merger
above. For purposes of this Agreement, "for Cause" shall mean and be limited to embezzlement of Company funds, theft of Companyproperty or any comparable act of dishonesty or fraud in connection with Employee's employment by the Company or other comparable action materially harmful to the Company.

            c. If Employee's employment is terminated without cause (i) the Company shall be obligated to pay Employee's base salary when payment of Employee's base salary would otherwise be due and without interruption, as provided in Section 3(a) for the entire term of this Agreement such payment shall be in full satisfaction of all of the obligations of the Company to Employee under Sections 3(a) and 4(a), (b) and (c) other than previously unreimbursed business expenses to which Employee is entitled under Section 4(a); and (ii) all of Employee's unvested options granted pursuant to the Stock Option Agreement shall immediately vest and shall be exercisable as provided in the Stock Option Agreement.

            6. NON-SOLICITATION: If Employee's employment is terminated at any time during the term hereof for any reason other than Employee's death, the Company, at its election, by notice to Employee given not later than ten (10) days after such termination and referring specifically to this subparagraph, shall have the right to require for one (1) year from the date of termination (the "restricted period") that Employee not directly or indirectly solicit the business of any customer of the Company or the employment of any employee of the Company, and, if the Company so elects, Employee agrees not to solicit such business or employment, provided that in the case of termination of Employee by the Company that is not for cause, (i) the Company continues to pay to Employee during the restricted period, when payment of Employee's base salary would otherwise be due and without interruption, an amount equal to one hundred (100%) percent of Employee's base salary in effect immediately prior to termination. Any failure by the Company to make the payments required hereunder as and when due, shall constitute a full and irrevocable waiver of the Company's rights under this paragraph 6.

            7. ASSIGNMENT: This Agreement is personal in its nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder, except that the Company may assign or transfer this Agreement to a successor organization in the event of merger, consolidation, or transfer of sale of all or substantially all of the assets of the Company, in which case the term Company shall mean such successor, provided that in the case of any such assignment or transfer, the obligations of this Agreement are assumed by such successor or are binding upon and inure to the benefit of such successor as a matter of law.

            8. NOTICES: All notices hereunder shall be in writing and shall be deemed to have been given at the time when mailed in any general or branch United States Post Office enclosed

                               Exhibit 2.5 (iii) to Agreement and Plan of Merger
in a certified post-paid envelope, addressed to the respectiveparties stated below, or to such changed address as such party may fix by notice as aforesaid:

                To the Company:                 ENSA ACQUISITION CORP.
                                                c/o ERD WASTE CORP.
                                                Attn: Board of Directors
                                                356 Veterans Memorial Highway
                                                Commack, New York  11725
                                                Attn:  Joseph Wisneski,
                                                       President; and

                   To Employee:                 Joseph T. Jacobsen
                                                1521 Brook Lane
                                                Jamison, PA 18929

            9. GOVERNING LAW: This Agreement and all performance under this Agreement shall be governed by the laws of the State of New York.

            10. WAIVER, MODIFICATION: No waiver or modification of this Agreement or of any covenant, condition or limitation contained herein shall be valid or effective unless it is in writing and duly executed by Employee and the Company.

            11. RESOLUTION OF DISPUTES: Any controversy or claim arising out of or relating to this Agreement or the breach thereof, including without limitation a claim for declaratory relief or relief which is equitable in nature, shall be settled by arbitration in the City of New York, New York, by an arbitrator selected by Employee and the Company. The arbitrator shall have the power to award injunctive as well as other relief to carry out the terms of this Agreement. If the Company and Employee cannot agree an the appointment of an arbitrator within ten (10) days after a request for arbitration made by either party, then such arbitrator shall be an attorney-at-law with no prior professional association with any of the parties or their affiliates who is selected in accordance with procedures established and implemented by the American Arbitration Association. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, except as may be otherwise provided in this paragraph 10. All costs of the arbitration, including reasonable attorney's fees, shall be borne as the Arbitrator shall direct. Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction over the parties. Any award of the arbitrator may include interest at a rate or rates considered just under the circumstances by the arbitrator.

                               Exhibit 2.5 (iii) to Agreement and Plan of Merger

            IN WITNESS WHEREOF, Employee has signed his name and the Company, by the signatures of its duly authorized officers, has executed this Agreement, as of the date and year mentioned at the top of page one.

                                        ENSA ACQUISITION CORP.
(CORPORATE SEAL)


                                        By:
                                           --------------------------

                                        Attest:
                                               -----------------------
                                                     Secretary


WITNESS:


------------------------------------    ------------------------------
                                        Joseph T. Jacobsen

                               Exhibit 2.5 (iii) to Agreement and Plan of Merger

                                 ERD WASTE CORP.

                             STOCK OPTION AGREEMENT


        AGREEMENT (this "Agreement") dated as of the ____ day of ___________, 1996 (the "Date of Grant"), by and between ERD WASTE CORP., a Delaware corporation, having offices at 356 Veterans Memorial Highway, Commack, New York 11725 (the "Company") and Jon Colin, an individual residing at____________________ (the "Optionee");

                              W I T N E S S E T H:

        WHEREAS, on March 2, 1994, the Board of Directors of the Company (the "Board") and the stockholders of the Company adopted the ERD Waste Corp. 1994 Stock Option Plan (the "Plan"), the terms and conditions of which are incorporated herein by reference; and

        WHEREAS, on __________, 1996, the Plan was amended to increase the number of shares of common stock of the Company, $.001 par value per share (the "Common Stock") that may be subject to options granted thereunder and to authorize the issuance of nonqualified stock options;

        WHEREAS, the Committee has determined that the Optionee is a person who is eligible for the grant of a stock option under the Plan, and that it is in the best interests of the Company to grant such a stock option on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows:

        1. Grant and Designation of Incentive Stock Option.

         (a) Subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to the Optionee the right and option (the "Option") to purchase up to [300,000] shares of Common Stock (the "Option Shares") at a price per share equal to the closing price per share for the Common Stock at the close of trading on the Exercise Price Determination Date (as hereinafter defined), as reported by NASDAQ, or, if the Common Stock shall not trade on such date the mean between the high bid and low asked prices on NASDAQ on that date. The "Exercise Price Determination Date" shall be the last business day immediately preceding the date on which the Certificate of Merger is filed with the Secretary of State of the State of Delaware with respect to the merger of Environmental Services of America, Inc. with and into ENSA Acquisition Corp., a wholly owned subsidiary of the Company.



                                 Exhibit 2.5(iv) to Agreement and Plan of Merger

         (b) With respect to ________ of the shares of Common Stock subject hereto, the Option is intended to be, and shall be treated as, an "incentive stock option" as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). With respect to the remaining _____ shares, the Option is intended not to qualify as an "incentive stock option."*

         (c) The Option may not be exercised during the period ending one year from the Date of Grant with respect to an aggregate number of Option Shares in excess of 33 percent of the total number of Option Shares subject hereto, or during the period ending two years from the Date of Grant with respect to an aggregate number of Option Shares in excess of 66 percent of the number of Option Shares subject hereto, such computations under this clause being subject to the adjustments made in accordance with the provisions of Section 4 below. The schedule set forth in this Section 1(c) shall apply separately to the portion of the Option that is an incentive stock option and to the portion of the Option that is not an incentive stock option.

         (d) To the extent that the aggregate fair market value (determined as of the Date of Grant) of the stock with respect to which the Option is first exercisable by the Optionee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options. Otherwise, Options shall be treated as incentive stock options subject to
Section 1(b). In applying this provision, there shall be taken into account the Option and any other incentive stock options granted to the Optionee under this Plan and under all other plans of the Company and any subsidiary thereof.

        2. Duration of Option.

        Subject to prior termination in accordance with Section 7 below, the Option shall expire and all rights to purchase Option Shares pursuant hereto (to the extent not previously exercised) shall cease and terminate on that date which is the day before the fifth anniversary of the Date of Grant set forth above (the "Expiration Date").

        3. Exercise of Option.

        The Optionee may exercise this Option in whole at any time, or in part from time to time, by delivering to the Company at the address of its office first set forth above (or any other office hereafter designated by the Company for the purpose of receiving notices), directed to the attention of the President of the

---------------
 * Maximum number of ISO shares = $400,000 divided by fair market value per share at grant date.

                                 Exhibit 2.5(iv) to Agreement and Plan of Merger

Company (or any other officer hereafter designated by the Company for the purpose of receiving notices), written notice specifying the number of shares of Common Stock with respect to which the Option is being exercised, together with payment in full of the Exercise Price for such shares. Such payment shall be made (a) in cash or by certified check or bank draft to the order of the Company; provided, or (b) by the exchange of shares of Common Stock of the Company (i) then owned of record by the person entitled to exercise the Option or (ii) as to which Optionee acquires beneficial ownership through exercise of the Option, and having a fair market value (as determined by the Committee) on the date of exercise equal to the price for which the shares of Common Stock may be purchased pursuant to the Option, or (c) in such other manner as the committee administering the Stock Option Plan may approve.

        4. Adjustments.

        (a) The number of shares of Common Stock covered by the Option, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split, recapitalization or other subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend in respect of the Common Stock; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

        (b) From time to time as and when any adjustments may be required pursuant to this Section 4, the Company shall endeavor to give written notice to the Optionee of the event requiring such adjustment, which notice shall further set forth the Company's calculation of the required adjustment to the number of shares of Common Stock covered by the Option, and the Exercise Price therefor.

        5. Merger, Consolidation, etc.

        In the event that the Company shall, pursuant to action by the Board, at any time propose to merge into, consolidate with, or sell or otherwise transfer all of its assets to, another corporation and provision is not made pursuant to the terms of such transaction for (a) the assumption by the surviving, resulting or acquiring corporation of the Option, (b) the substitution of a new option therefor, or (c) the payment of cash or other consideration in respect thereof, then the Committee shall cause written notice of the proposed transaction to be given to the Optionee not less than thirty (30) days prior to the anticipated effective date of the proposed transaction.

        6. Non-Transferability.

          (a) The Option shall not be transferable other than by will or the laws of descent and distribution, and during the

                                 Exhibit 2.5(iv) to Agreement and Plan of Merger

Optionee's lifetime may not be exercised by anyone other than the Optionee; provided, however, that if the Optionee dies or becomes incapacitated, the Option may be exercised by the Optionee's estate, legal representative or beneficiary, as the case may be, subject to all other terms and conditions herein.

          (b) In no event and under no circumstances shall the Optionee or any other person entitled to exercise the Option pledge, hypothecate, or grant a lien upon or security interest in any interest in this Agreement or the Option, and any purported such pledge, hypothecation, lien or security interest shall be void and of no force or effect.

        7. Termination of Employment; Competition. The following provisions shall apply in the event of the Optionee's engaging in competition with the Company, or in the event of the termination of the Optionee's employment with the Company or any of its subsidiaries:


          (a) In the event of termination of the Optionee's employment at the Company for any reason, including the death or disability of the Optionee, the Option shall terminate on the first anniversary of the termination of employment, or on the Expiration Date, whichever shall first occur.

          (b) Anything contained in this Section 7 to the contrary notwithstanding, this Option may only be exercised following the Optionee's termination of employment with the Company or any of its subsidiaries for reasons other than death, disability or retirement if, and to the extent that, the Option was exercisable immediately prior to or as a result of such termination of employment.

          (c) The Optionee's transfer of employment between the Company and any of its subsidiaries or between subsidiaries shall not constitute a termination of employment, and the Committee shall determine in each case whether an authorized leave of absence for professional education, military service or otherwise shall constitute a termination of employment.

          (d) This Section 7 shall supersede the provisions of Section 6(g) of the Plan.

        8. No Rights as Stockholder or to Continued Employment.

        The Optionee shall not have any rights as a stockholder of the Company with respect to any shares covered by the Option prior to the date of issuance to the Optionee of the certificate or certificates for such shares. Neither the Plan nor the Option confers upon the Optionee any right to continued employment by the Company or any of its subsidiaries, or interferes in any way with the right of the Company or of its subsidiaries to terminate

                                 Exhibit 2.5(iv) to Agreement and Plan of Merger
the employment of the Optionee (subject to the terms and conditions of any applicable employment agreement between the Company or any of its subsidiaries and the Optionee).

        9. Issuance of Shares; Restrictions.

          (a) Subject to the conditions, restrictions and other qualifications provided in this Section 9, the Company shall, within thirty (30) business days after the Option has been duly exercised in whole or in part, deliver to the person who exercised the Option one or more certificates, registered in the name of such person, for the number of shares of Common Stock with respect to which the Option has been exercised. The Company may legend any stock certificate issued hereunder to reflect any restrictions provided for in this Section 9, including but not limited to a "stop transfer" legend pursuant to Section 10(b) below.

          (b) Unless the shares subject to the Option have been registered under the Securities Act of 1933, as amended (the "Act") (and, if the person exercising the Option may be deemed an "affiliate" of the Company as such term is defined in Rule 405 under the Act, such shares have been registered under the Act for resale by such person), or the Company has determined that an exemption from registration under the Act is available, (i) any exercise of the Option shall be deemed a confirmation by the person effecting such exercise that he or she is acquiring the subject Option Shares for his or her own account for investment, and not with a view to the resale or distribution of all or any part thereof, and (ii) the Company may require, prior to and as a condition of the issuance of any shares of Common Stock pursuant to such exercise, that the person exercising the Option furnish the Company with a further written representation in a form prescribed by the Committee to the effect that (A) such person is acquiring such shares solely with a view to investment for such person's own account and not with a view to the resale or distribution of all or any part thereof, and (B) such person will not dispose of any of such shares otherwise than in accordance with the provisions of Rule 144 under the Act unless and until either the sale or distribution of such shares is registered under the Act or the Company is satisfied that an exemption from such registration is available.

          (c) Anything herein contained to the contrary notwithstanding, the Company shall not be obliged to sell or issue any shares of Common Stock pursuant to the exercise of the Option unless and until the Company is satisfied that such sale or issuance complies with all applicable provisions of the Act and all other laws and/or regulations by which the Company is bound or to which the Company or such shares are subject; and the Company reserves the right to delay the delivery of Option Shares for such period of time as may be required in order to effect

                                 Exhibit 2.5(iv) to Agreement and Plan of Merger
compliance with the applicable provisions of the Act and all other applicable laws and/or regulations as aforesaid.

        10. Acknowledgement.

        The Optionee hereby acknowledges receipt of a copy of the Plan. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

        11. Reservation of Common Stock.

        The Company shall at all times reserve and keep available for issuance upon the exercise of the Option such number of shares of Common Stock (whether unissued or treasury or both) as shall be sufficient to permit the full exercise of the Option.

        12. Expenses.

        The Company shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issuance and delivery of stock certificates, that may be incurred in respect of the issuance or delivery of Option Shares upon any exercise of the Option.

        13. Registration of Common Stock.

        The Company shall use its best efforts to register, as promptly as practicable, the shares of Common Stock issuable upon exercise of the Option under the Securities Act of 1933.

        14. Miscellaneous.

          (a) No provision hereof, in the absence of affirmative action by the Optionee (or other person entitled to exercise the Option at such time) to effect any exercise hereunder, shall give rise to any liability of the Optionee (or any such other person) for the Exercise Price or as a stockholder of the Company, regardless of whether such liability is asserted by the Company or by any creditor or creditors of the Company.

          (b) Neither this Agreement nor any of the terms or conditions hereof may be waived, amended or modified, except with the written consent of the Company and the Optionee.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (d) The captions and Section headings used in this Agreement are for convenience of reference only, and shall not affect or be referred to in connection with any interpretation or construction hereof.

                                 Exhibit 2.5(iv) to Agreement and Plan of Merger

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Date of Grant first set forth above.

                                  ERD WASTE CORP.



                                  By: _____________________________
                                      Joseph Wisneski
                                      President



                                      ______________________________
                                      Jon Colin
                                      Optionee

                                 Exhibit 2.5(iv) to Agreement and Plan of Merger

                                 ERD WASTE CORP.

                             STOCK OPTION AGREEMENT


        AGREEMENT (this "Agreement") dated as of the ____ day of ___________, 1996 (the "Date of Grant"), by and between ERD WASTE CORP., a Delaware corporation, having offices at 356 Veterans Memorial Highway, Commack, New York 11725 (the "Company") and Joseph T. Jacobsen, an individual residing at____________________ (the "Optionee");

                              W I T N E S S E T H:

        WHEREAS, on March 2, 1994, the Board of Directors of the Company (the "Board") and the stockholders of the Company adopted the ERD Waste Corp. 1994 Stock Option Plan (the "Plan"), the terms and conditions of which are incorporated herein by reference; and

        WHEREAS, on __________, 1996, the Plan was amended to increase the number of shares of common stock of the Company, $.001 par value per share (the "Common Stock") that may be subject to options granted thereunder and to authorize the issuance of nonqualified stock options;

        WHEREAS, the Committee has determined that the Optionee is a person who is eligible for the grant of a stock option under the Plan, and that it is in the best interests of the Company to grant such a stock option on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows:

        1. Grant and Designation of Incentive Stock Option.

        (a) Subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to the Optionee the right and option (the "Option") to purchase up to 50,000 shares of Common Stock (the "Option Shares") at a price per share equal to the closing price per share for the Common Stock at the close of trading on the Exercise Price Determination Date (as hereinafter defined), as reported by NASDAQ, or, if the Common Stock shall not trade on such date the mean between the high bid and low asked prices on NASDAQ on that date. The "Exercise Price Determination Date" shall be the last business day immediately preceding the date on which the Certificate of Merger is filed with the Secretary of State of the State of Delaware with respect to the merger of Environmental Services of America, Inc. with and into ENSA Acquisition Corp., a wholly owned subsidiary of the Company.



                                  Exhibit 2.5(v) to Agreement and Plan of Merger

        (b) With respect to ________ of the shares of Common Stock subject hereto, the Option is intended to be, and shall be treated as, an "incentive stock option" as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). With respect to the remaining _____ shares, the Option is intended not to qualify as an "incentive stock option."*

        (c) The Option may not be exercised during the period ending one year from the Date of Grant with respect to an aggregate number of Option Shares in excess of 33 percent of the total number of Option Shares subject hereto, or during the period ending two years from the Date of Grant with respect to an aggregate number of Option Shares in excess of 66 percent of the number of Option Shares subject hereto, such computations under this clause being subject to the adjustments made in accordance with the provisions of Section 4 below. The schedule set forth in this Section 1(c) shall apply separately to the portion of the Option that is an incentive stock option and to the portion of the Option that is not an incentive stock option.

        (d) To the extent that the aggregate fair market value (determined as of the Date of Grant) of the stock with respect to which the Option is first exercisable by the Optionee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options. Otherwise, Options shall be treated as incentive stock options subject to
Section 1(b). In applying this provision, there shall be taken into account the Option and any other incentive stock options granted to the Optionee under this Plan and under all other plans of the Company and any subsidiary thereof.

        2. Duration of Option.

        Subject to prior termination in accordance with Section 7 below, the Option shall expire and all rights to purchase Option Shares pursuant hereto (to the extent not previously exercised) shall cease and terminate on that date which is the day before the fifth anniversary of the Date of Grant set forth above (the "Expiration Date").

        3. Exercise of Option.

        The Optionee may exercise this Option in whole at any time, or in part from time to time, by delivering to the Company at the address of its office first set forth above (or any other office hereafter designated by the Company for the purpose of receiving notices), directed to the attention of the President of the

--------
* Maximum number of ISO shares will be determined. Any excess will not qualify as ISO shares.

                                  Exhibit 2.5(v) to Agreement and Plan of Merger

Company (or any other officer hereafter designated by the Company for the purpose of receiving notices), written notice specifying the number of shares of Common Stock with respect to which the Option is being exercised, together with payment in full of the Exercise Price for such shares. Such payment shall be made (a) in cash or by certified check or bank draft to the order of the Company; provided, or (b) by the exchange of shares of Common Stock of the Company (i) then owned of record by the person entitled to exercise the Option or (ii) as to which Optionee acquires beneficial ownership through exercise of the Option, and having a fair market value (as determined by the Committee) on the date of exercise equal to the price for which the shares of Common Stock may be purchased pursuant to the Option, or(c) in such other manner as the committee administering the Stock Option Plan may approve.

        4. Adjustments.

        (a) The number of shares of Common Stock covered by the Option, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split, recapitalization or other subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend in respect of the Common Stock; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

        (b) From time to time as and when any adjustments may be required pursuant to this Section 4, the Company shall endeavor to give written notice to the Optionee of the event requiring such adjustment, which notice shall further set forth the Company's calculation of the required adjustment to the number of shares of Common Stock covered by the Option, and the Exercise Price therefor.

        5. Merger, Consolidation, etc.

        In the event that the Company shall, pursuant to action by the Board, at any time propose to merge into, consolidate with, or sell or otherwise transfer all of its assets to, another corporation and provision is not made pursuant to the terms of such transaction for (a) the assumption by the surviving, resulting or acquiring corporation of the Option, (b) the substitution of a new option therefor, or (c) the payment of cash or other consideration in respect thereof, then the Committee shall cause written notice of the proposed transaction to be given to the Optionee not less than thirty (30) days prior to the anticipated effective date of the proposed transaction.

        6. Non-Transferability.

        (a) The Option shall not be transferable other than by will or the laws of descent and distribution, and during the

                                  Exhibit 2.5(v) to Agreement and Plan of Merger

Optionee's lifetime may not be exercised by anyone other than the Optionee; provided, however, that if the Optionee dies or becomes incapacitated, the Option may be exercised by the Optionee's estate, legal representative or beneficiary, as the case may be, subject to all other terms and conditions herein.

        (b) In no event and under no circumstances shall the Optionee or any other person entitled to exercise the Option pledge, hypothecate, or grant a lien upon or security interest in any interest in this Agreement or the Option, and any purported such pledge, hypothecation, lien or security interest shall be void and of no force or effect.

        7. Termination of Employment; Competition. The following provisions shall apply in the event of the Optionee's engaging in competition with the Company, or in the event of the termination of the Optionee's employment with the Company or any of its subsidiaries:


        (a) In the event of termination of the Optionee's employment at the Company for any reason, including the death or disability of the Optionee, the Option shall terminate on the first anniversary of the termination of employment, or on the Expiration Date, whichever shall first occur.

        (b) Anything contained in this Section 7 to the contrary notwithstanding, this Option may only be exercised following the Optionee's termination of employment with the Company or any of its subsidiaries for reasons other than death, disability or retirement if, and to the extent that, the Option was exercisable immediately prior to or as a result of such termination of employment.

        (c) The Optionee's transfer of employment between the Company and any of its subsidiaries or between subsidiaries shall not constitute a termination of employment, and the Committee shall determine in each case whether an authorized leave of absence for professional education, military service or otherwise shall constitute a termination of employment.

        (d) This Section 7 shall supersede the provisions of Section 6(g) of the Plan.

        8. No Rights as Stockholder or to Continued Employment.

        The Optionee shall not have any rights as a stockholder of the Company with respect to any shares covered by the Option prior to the date of issuance to the Optionee of the certificate or certificates for such shares. Neither the Plan nor the Option confers upon the Optionee any right to continued employment by the Company or any of its subsidiaries, or interferes in any way with the right of the Company or of its subsidiaries to terminate

                                  Exhibit 2.5(v) to Agreement and Plan of Merger
the employment of the Optionee (subject to the terms and conditions of any applicable employment agreement between the Company or any of its subsidiaries and the Optionee).

         9.  Issuance of Shares; Restrictions.

         (a) Subject to the conditions, restrictions and other qualifications provided in this Section 9, the Company shall, within thirty (30) business days after the Option has been duly exercised in whole or in part, deliver to the person who exercised the Option one or more certificates, registered in the name of such person, for the number of shares of Common Stock with respect to which the Option has been exercised. The Company may legend any stock certificate issued hereunder to reflect any restrictions provided for in this Section 9, including but not limited to a "stop transfer" legend pursuant to Section 10(b) below.

         (b) Unless the shares subject to the Option have been registered under the Securities Act of 1933, as amended (the "Act") (and, if the person exercising the Option may be deemed an "affiliate" of the Company as such term is defined in Rule 405 under the Act, such shares have been registered under the Act for resale by such person), or the Company has determined that an exemption from registration under the Act is available, (i) any exercise of the Option shall be deemed a confirmation by the person effecting such exercise that he or she is acquiring the subject Option Shares for his or her own account for investment, and not with a view to the resale or distribution of all or any part thereof, and (ii) the Company may require, prior to and as a condition of the issuance of any shares of Common Stock pursuant to such exercise, that the person exercising the Option furnish the Company with a further written representation in a form prescribed by the Committee to the effect that (A) such person is acquiring such shares solely with a view to investment for such person's own account and not with a view to the resale or distribution of all or any part thereof, and (B) such person will not dispose of any of such shares otherwise than in accordance with the provisions of Rule 144 under the Act unless and until either the sale or distribution of such shares is registered under the Act or the Company is satisfied that an exemption from such registration is available.

         (c) Anything herein contained to the contrary notwithstanding, the Company shall not be obliged to sell or issue any shares of Common Stock pursuant to the exercise of the Option unless and until the Company is satisfied that such sale or issuance complies with all applicable provisions of the Act and all other laws and/or regulations by which the Company is bound or to which the Company or such shares are subject; and the Company reserves the right to delay the delivery of Option Shares for such period of time as may be required in order to effect

                                  Exhibit 2.5(v) to Agreement and Plan of Merger
compliance with the applicable provisions of the Act and all other applicable laws and/or regulations as aforesaid.

        10. Acknowledgement.

        The Optionee hereby acknowledges receipt of a copy of the Plan. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

        11. Reservation of Common Stock.

        The Company shall at all times reserve and keep available for issuance upon the exercise of the Option such number of shares of Common Stock (whether unissued or treasury or both) as shall be sufficient to permit the full exercise of the Option.

        12. Expenses.

        The Company shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issuance and delivery of stock certificates, that may be incurred in respect of the issuance or delivery of Option Shares upon any exercise of the Option.

        13. Registration of Common Stock.

        The Company shall use its best efforts to register, as promptly as practicable, the shares of Common Stock issuable upon exercise of the Option under the Securities Act of 1933.

        14. Miscellaneous.

         (a) No provision hereof, in the absence of affirmative action by the Optionee (or other person entitled to exercise the Option at such time) to effect any exercise hereunder, shall give rise to any liability of the Optionee (or any such other person) for the Exercise Price or as a stockholder of the Company, regardless of whether such liability is asserted by the Company or by any creditor or creditors of the Company.

         (b) Neither this Agreement nor any of the terms or conditions hereof may be waived, amended or modified, except with the written consent of the Company and the Optionee.

         (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (d) The captions and Section headings used in this Agreement are for convenience of reference only, and shall not affect or be referred to in connection with any interpretation or construction hereof.

                                  Exhibit 2.5(v) to Agreement and Plan of Merger

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Date of Grant first set forth above.

                                 ERD WASTE CORP.



                                 By: _____________________________
                                     Joseph Wisneski
                                     President



                                     _____________________________
                                     Joseph T. Jacobsen
                                     Optionee

                                  Exhibit 2.5(v) to Agreement and Plan of Merger

                     ENVIRONMENTAL SERVICES OF AMERICA, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                          MARCH 22, 1996, AT 10:00 A.M.


                  The undersigned shareholder of Environmental Services of America, Inc. (the "Company") hereby appoints Jon Colin and Joseph T. Jacobsen, and each of them, as attorneys and proxies, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held March 22, 1996, and at any adjournments or postponements thereof (the "Special Meeting"), with authority to vote all shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock of the Company held or owned by the undersigned on February 6, 1996, in accordance with the directions indicated herein.

1. Merger. Approval of the Merger of the Company with ENSA Acquisition Corp ("EAC") pursuant to the Agreement and Plan of Merger dated January 25, 1996, by and among the Company, EAC and ERD Waste Corp. ("ERD") described in the Company's Proxy Statement dated February 13, 1996, and attached as Annex A thereto.

       FOR  [  ]                 AGAINST [ ]                ABSTAIN [ ]


2. Other Matters. Grant of discretionary authority to vote upon such other matters as are properly brought before the Meeting.

         AUTHORITY GRANTED [ ]               AUTHORITY WITHHELD [ ]

WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 AND THE AUTHORITY PROVIDED BY ITEM 2 WILL BE DEEMED GRANTED.


    [Shareholder name and           PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
    address information.]           HEREON. If more than one owner, each should
                                    sign. If signing in any fiduciary or
                                    representative capacity, give full title as such. Proxies executed by a corporation or partnership should be signed in full corporate or partnership name by an authorized partner or officer.

                                   ---------------------------------------------
                                                   (signature)


                                  ----------------------------------------------
                                          (second signature, if required)



                                  Date:___________________________________, 1996



PLEASE SIGN AND DATE YOUR PROXY IMMEDIATELY, AND RETURN IT TO THE COMPANY USING THE PREADDRESSED ENVELOPE PROVIDED.